UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HARMONIC INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 9:00 A.M. PACIFIC TIME ON TUESDAY, JUNE 11, 2024
Dear Stockholders of Harmonic Inc:
You are cordially invited to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Harmonic Inc., a Delaware corporation (the “Company”), which will be held on Tuesday, June 11, 2024, at 9:00 a.m., Pacific Time. The Annual Meeting will be a virtual meeting held over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HLIT2024 and entering your 16-digit control number located on your proxy card. The meeting will address the following items of business:
By Telephone: By Internet: By Mail: By Scanning:
1.	To elect seven (7) directors to serve until the earlier of the 2025 annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal;
2.	To hold an advisory vote to approve named executive officer compensation;
3.	To approve an amendment to the 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 400,000 shares;
4.
To approve an amendment to the 1995 Stock Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares and (ii) extend the term of the 1995 Stock Plan to March 1, 2030;

5.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024; and
6.	To transact such other matters as may properly come before the Annual Meeting or any adjournment, postponement or other delay thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. All stockholders of record at the close of business on Monday, April 15, 2024, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
On or about April 29, 2024, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials. Unless you have previously requested to receive our proxy materials in paper form or by email, you will receive a Notice of Internet Availability of Proxy Materials. Stockholders who continue to receive paper copies of proxy materials may elect to receive future proxy materials via electronic delivery by enrolling at www.proxyvote.com.
By Order of the Board of Directors,

Timothy C. Chu
Corporate Secretary
San Jose, California
April 29, 2024
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual meeting we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. Please refer to your proxy card for additional instructions on voting via the Internet or by telephone. Even if you have voted by proxy, you may still vote in person by attending the virtual meeting.

PROXY STATEMENT TABLE OF CONTENTS

GENERAL INFORMATION
Harmonic Inc.
PROXY STATEMENT
2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 A.M. Pacific Time on Tuesday, June 11, 2024
This proxy statement and the enclosed form of proxy card are furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Harmonic Inc., a Delaware corporation (“Harmonic,” “we” or the “Company”), for use at the 2024 Annual Meeting of Stockholders and any adjournment(s), postponement(s) or other delays thereof (the “Annual Meeting”) to be held virtually on Tuesday, June 11, 2024, at 9:00 a.m. Pacific Time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HLIT2024 and entering your 16-digit control number located on your proxy card.
Internet Availability of Proxy Materials
Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about April 29, 2024, we expect to send to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) containing instructions on how to access our proxy materials, including our proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”). The E-Proxy Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone.
Who Can Vote at the Annual Meeting
Stockholders as of the close of business on April 15, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 111,955,920 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), were issued and outstanding.
Stockholder of Record – Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote over the Internet or by telephone, or if you received paper proxy materials by mail, by filling out and returning the proxy card in the enclosed postage-paid envelope.
A list of stockholders eligible to vote at the Annual Meeting will be available for review during our regular business hours at our principal executive offices for the ten days prior to the Annual Meeting for any purpose related to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by writing to Harmonic Inc., 2590 Orchard Parkway, San Jose, California 95131, Attention: Corporate Secretary.
Beneficial Owner – Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
How to Vote
If you are a stockholder of record you may vote by proxy or electronically at the Annual Meeting. To vote by proxy, you may vote via the Internet or by telephone by following the instructions provided on the E-Proxy Notice or proxy card, or if you received a paper proxy card and voting instructions by mail, you should sign, date and return the enclosed proxy card in the enclosed postage-paid envelope before the Annual Meeting.
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If you are a beneficial owner and not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it on how to vote your shares.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before its use at the Annual Meeting by delivering to the Secretary of the Company, at the Company’s principal offices at 2590 Orchard Parkway, San Jose, California 95131, a written notice of revocation or a signed proxy bearing a later date, or by voting on a later date by telephone or via the Internet. If you attend the virtual Annual Meeting and vote electronically, any previously submitted proxy will be revoked.
Please note, however, that if you are a beneficial owner and you wish to change or revoke your proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee in accordance with their operating procedures or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the virtual Annual Meeting and voting electronically.
Quorum
Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.
The holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitutes a quorum for action at the Annual Meeting. Shares that reflect abstentions and broker non-votes count as present at the Annual Meeting for the purposes of determining a quorum.
Voting Requirements
Proposal 1 – Majority vote for a Director’s election. The Company’s amended and restated bylaws (the “Bylaws”) provide that, in the case of an uncontested election (i.e., an election where the number of director nominees is not greater than the number of directors to be elected), a nominee shall be elected by the affirmative vote of the majority of the votes cast by holders of Common Stock having voting power present in person or represented by proxy at a meeting for the election of directors at which a quorum is present. For this purpose, the “affirmative vote of the majority of the votes cast” means the number of shares voted “FOR” a director’s election exceeds the number of shares “AGAINST” with respect to that director’s election. In a contested election (i.e., an election where the number of nominees is greater than the number of directors to be elected), a nominee shall be elected by a plurality of the votes cast.
Proposals 2, 3, 4 and 5 – Majority vote. The advisory vote on named executive officer compensation (Proposal 2 in this Proxy Statement), the amendment to the Company’s 2002 Employee Stock Purchase Plan (Proposal 3 in this Proxy Statement), the amendment to the Company’s 1995 Stock Plan (Proposal 4 in this Proxy Statement) and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 5 in this Proxy Statement) each require the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy and entitled to vote on the proposal.
Treatment of abstentions and broker non-votes. In the election of directors (Proposal 1 in this Proxy Statement), abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to Proposals 2, 3, 4 and 5 in this Proxy Statement, abstentions will have the same effect as voting against the proposal and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.
Meaning of “broker non-votes.” If you hold shares beneficially in street name (that is, in an account at a bank or broker) and do not provide your bank or broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a bank or broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 5 in this Proxy Statement).
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Solicitation of Proxies
The Company will bear the cost of soliciting proxies, including the preparation, assembly, Internet hosting, printing and mailing of the E-Proxy Notice, this Proxy Statement, the proxy card and any other proxy materials furnished to stockholders by the Company in connection with the Annual Meeting. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile, email, Internet or personal solicitation by directors, officers, employees or independent contractors of the Company. Other than for any such independent contractors, no additional compensation will be paid to such persons for such services.
If You Receive More Than One Proxy Card or E-Proxy Notice
If you receive more than one proxy card or E-Proxy Notice, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the E-Proxy Notice on how to access each proxy card and vote each proxy card over the Internet or by telephone. If you received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.
Stockholder Proposal Procedures and Deadlines
Proposals of stockholders of the Company that are intended to be presented by such stockholders at our 2025 annual meeting of stockholders and that stockholders desire to have included in the Company’s proxy materials relating to such meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by Harmonic at its principal offices at 2590 Orchard Parkway, San Jose, California 95131, Attention: Corporate Secretary, no later than December 30, 2024. Any such proposals of stockholders must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Company’s proxy materials for that meeting.
Proposals of stockholders of the Company that are intended to be presented by such stockholders at our 2025 annual meeting of stockholders and that such stockholders do not desire to have included in the Company’s proxy materials for that meeting must be received in writing by Harmonic at its principal offices at 2590 Orchard Parkway, San Jose, California 95131, Attention: Corporate Secretary, no earlier than February 11, 2025 and no later than March 13, 2025.
However, if the date of our 2025 annual meeting of stockholders occurs more than 25 days before or after June 11, 2025, then notice of a stockholder proposal that is not intended for inclusion in our proxy statement under Rule 14a-8 must be received by the Company no earlier than the 120th day before our 2025 annual meeting of stockholders and no later than the close of business on the later of (i) the 90th day prior to date of our 2025 annual meeting of stockholders or (ii) if the first public announcement of our 2025 annual meeting of stockholders is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of our 2025 annual meeting of stockholders is first made.
Furthermore, any stockholder’s notice of business to be brought before an annual meeting must set forth, as to each proposed matter, the information required for such proposed matter under Section 2.5(a)(iii) of the Bylaws. In addition, to be timely and in proper written form, a stockholder’s notice to the Secretary of the Company must be updated and supplemented, if necessary, so that the information provide or required to be provided in such notice by the Bylaws is true and correct as of the Record Date, within the time period as described in Section 2.5(a)(iii) of the Bylaws. A copy of the pertinent provisions of the Bylaws is available upon request to Harmonic Inc., 2590 Orchard Parkway, San Jose, California 95131, Attention: Corporate Secretary, or can be accessed from the Company’s filings with the SEC at www.sec.gov.
If a stockholder gives notice of such a proposal after the deadlines described above, the Company’s designated proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2025 annual meeting of stockholders.
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Multiple Stockholders Sharing One Address
In some instances, we may deliver to multiple stockholders of record sharing a common address only one copy of the E-Proxy Notice or, if you received paper proxy materials by mail, only one copy of this Proxy Statement and our 2023 Annual Report. If requested orally or in writing, we will promptly provide a separate copy of the E-Proxy Notice or paper proxy materials to a stockholder sharing an address with another stockholder. Requests should be directed to: Harmonic Inc., 2590 Orchard Parkway, San Jose, California 95131, Attention: Corporate Secretary, or to 1-408-542-2500. Beneficial holders sharing a common address and who desire separate copies should contact their brokerage firm or bank.
Stockholders of record sharing an address who currently receive multiple copies of proxy materials or the E-Proxy Notice, and wish to receive only a single copy, should send a signed, written request to the Company at the address noted above. Beneficial holders should contact their brokerage firm or bank.
If You Plan to Attend the Annual Meeting
The Annual Meeting will be a virtual meeting held over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HLIT2024 and entering your 16-digit control number located on your proxy card.
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PROPOSAL 1:
ELECTION OF DIRECTORS
Seven (7) directors are to be elected at the Annual Meeting. Each of the directors elected at the Annual Meeting will hold office until the earlier of our 2025 annual meeting of stockholders or until such director’s successor has been elected and qualified or until such director’s earlier resignation or removal. Sophia Kim and Susan Swenson, current members of the Board, will not stand for reelection at the Annual Meeting. The Board thanks Mmes. Kim and Swenson for their service to the Company and its stockholders.
Unless otherwise instructed, the designated proxy holders will vote the proxies received by them “FOR” the Company’s seven nominees named below, all of whom are currently directors of the Company, except Stephanie Copeland and Dana Crandall. Each of the nominees was recommended for election by the Company’s Corporate Governance and Nominating Committee of the Board of Directors (the “Corporate Governance and Nominating Committee”) and the Board of Directors. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the designated proxy holders will vote the proxies for any substitute nominee who is designated by the Corporate Governance and Nominating Committee to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director.
The process undertaken by the Corporate Governance and Nominating Committee in recommending qualified director candidates is described below under “Considerations in Evaluating Director Nominees” on page 12 of this Proxy Statement.
Director Nominees
The names of the nominees for director and certain information about each of them are set forth below. The information presented includes age as of April 1, 2024, positions held, principal occupation and business experience for at least the past five years, and the names of other publicly-held and select privately-held companies of which the nominee currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that each nominee is qualified to serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. Our incumbent director nominees each have demonstrated knowledge of our industry, an ability to exercise sound judgment, and a commitment to the Company and the Board. Finally, with respect to our director nominees who have not been officers of the Company, we value their experience on other company boards of directors and board committees and as senior officers of other companies. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.
Name	Director Since	Independent	Principal Occupation
Patrick Gallagher	2007	Yes	Board Director
New Director Nominee: Nimrod Ben-Natan(1)	n/a	No	Senior Vice President and General Manager, Broadband Business, Harmonic Inc.
Deborah L. Clifford	2018	Yes	Chief Financial Officer, Autodesk Inc.
New Director Nominee: Stephanie Copeland(2)	n/a	Yes	Managing Partner, Four Points Funding LLC
New Director Nominee: Dana Crandall(2)	n/a	Yes	Founder, Crandall Consulting
David Krall	2018	Yes	Strategic Advisor, Roku, Inc.
Mitzi Reaugh	2012	Yes	Vice President, Finance and Strategy, Ads, Netflix, Inc.
(1)	Mr. Ben-Natan will be appointed as the Company’s President and CEO as of the Annual Meeting, effective upon the resignation of Patrick Harshman as the Company’s President and CEO.
(2)
In April 2024, our Board of Directors, at the recommendation of the Corporate Governance and Nominating Committee, nominated each of Ms. Copeland and Ms. Crandall to be elected as members of our Board at the Annual Meeting.

Except as indicated below, each nominee has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.
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Patrick Gallagher Age: 69 Board Chair Board Committees: Compensation Committee Corporate Governance & Nominating Committee
Experience
Mr. Gallagher has been a director since October 2007 and was elected Board Chair in April 2013. Mr. Gallagher is currently the lead independent director of Ciena Corporation, a supplier of networking equipment, software and services, where he serves on the compensation committee and is chair of the governance and nominations committee. Until January 2022, Mr. Gallagher was board chair of Intercloud SAS and previously, he served as board chair of Marco 4 plc, vice chair of Golden Telecom Inc., and Executive Vice Chair and Chief Executive Officer of FLAG Telecom Group. Earlier in his career, Mr. Gallagher held senior management positions at BT Group, including Group Director of Strategy & Development, President of BT Europe and as a member of the BT executive committee. Mr. Gallagher holds a B.A. in Economics with honors from Warwick University.
Qualifications
We believe that Mr. Gallagher’s qualifications to serve on our Board include his more than 30 years of experience in the global telecom, Internet and media industries, with a strong track record in building international businesses. He brings particular strategic and operational insight to Harmonic’s international business and has significant experience in chairing both public and private companies.

Nimrod Ben-Natan (New Director Nominee and Harmonic CEO Designee) Age: 56
Experience
Mr. Ben-Natan joined the Company in 1996, was named Vice President of Product Marketing, Solutions and Strategy in 2007, and was appointed Senior Vice President and General Manager, Cable Products, in June 2012. Mr. Ben-Natan will be appointed Chief Executive Officer of the Company at the Annual Meeting. From 1993 to 1997, Mr. Ben-Natan served as an Embedded Software Engineer at Orckit Communications Ltd., a digital subscriber line developer. Previously, he worked on wireless communications systems while he was with the Israeli Defense Signal Corps from 1988 to 1993. Mr. Ben-Natan holds a B.A. in Computer Science from Tel Aviv University.
Qualifications
We believe that Mr. Ben-Natan’s qualifications to serve on our Board include his many years of industry experience and extensive customer relationships, his management and operational experience, and his strong background in driving Harmonic’s market-leading broadband and video technologies

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Deborah L. Clifford Age: 50 Board Committees: Audit Committee (Chair)
Experience
Ms. Clifford has been a director since October 2018. Ms. Clifford currently serves as the Chief Financial Officer of Autodesk, a leading 3D design, engineering and entertainment software company, where she is responsible for all aspects of finance including accounting, tax and treasury, procurement, financial planning and analysis, investor relations, corporate development and sustainability. From July 2019 to March 2021, she served as the Chief Financial Officer of SurveyMonkey, a leading global survey software company. Previously, from September 2005 to June 2019, Ms. Clifford held a variety of finance positions of increasing scope and responsibility at Autodesk, including as Vice President of Financial Planning and Analysis, and was a lead architect of Autodesk’s financial transformation from selling perpetual licenses to becoming a SaaS provider. Prior to Autodesk, Ms. Clifford held positions at Virage, Inc. and Ernst & Young. Ms. Clifford holds a B.A. in Political Science with a business specialization from the University of California, Los Angeles, and an M.B.A. from the Stanford Graduate School of Business. She is a certified public accountant (inactive) in the state of California.
Qualifications
We believe that Ms. Clifford’s qualifications to serve on our Board include her extensive finance, operational and business transformation leadership experience at technology companies.

Stephanie Copeland (New Director Nominee) Age: 56
Experience
Ms. Copeland is the founder and managing partner of Four Points Funding LLC, a real estate investment and development firm. From January 2017 to January 2019, she served as the Executive Director for the Colorado Office of Economic Development and International Trade. From February 2012 to January 2016, she was a Senior Vice President and then President of Zayo Group, a communications infrastructure services firm. Prior to Zayo Group, Ms. Copeland was Chief Operating Officer of WildBlue, a ViaSat company, after spending over 10 years at Qwest Communications as a senior executive and four years at Level 3 Communications, where she held executive leadership positions in the U.S. and the U.K. Earlier in her career, Ms. Copeland worked at Cable & Wireless Communications in St. Petersburg, Russia, and MFS Communications Company. Ms. Copeland currently serves on the board of directors of Tilson Technology Management, Inc., a privately-held telecommunications services firm. Ms. Copeland holds a B.A. in German and Commercial Studies from the University of Illinois.
Qualifications
We believe that Ms. Copeland’s qualifications to serve on our Board include her over 30 years of global operating and executive leadership experience in the telecom and broadband industries.

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Dana Crandall (New Director Nominee) Age: 59
Experience
Ms. Crandall is the founder of Crandall Consulting, an advisory and consulting company. From July 2021 to June 2023, Ms. Crandall served as Executive Vice President and Chief Operating Officer of Sky Deutschland GmbH, a German media company. Prior to Sky, from November 2013 to July 2021, she served as Senior Vice President, Customer Experience and Call Center Operations, of the Comcast West division of Comcast Corporation. Previously, she was the Managing Director and Chief Information Officer of BT Operate, a division of British Telecom. Earlier in her career, Ms. Crandall held various leadership positions at Qwest Communications and at US West. She served on the board of First Interstate BancSystem, Inc. from March 2014 to September 2021, where she chaired the technology committee and was a member of both the audit and risk committees. Ms. Crandall holds a Bachelor of Science degree in Electrical Engineering from the University of Denver and an M.B.A. from the Kellogg School of Management at Northwestern University.
Qualifications
We believe that Ms. Crandall’s qualifications to serve on our Board include her more than 30 years of global operating and technology leadership experience, and her extensive knowledge of the broadband and telecom industries.

David Krall Age: 63 Board Committees: Compensation Committee Corporate Governance & Nominating Committee
Experience
Mr. Krall has been a director since February 2018. Mr. Krall has served as a strategic advisor to Roku, Inc., a leading manufacturer of media players for streaming entertainment, since December 2010, and to Universal Audio, Inc., a manufacturer of audio hardware and software plug-ins, since August 2011. Previously, he served as President and Chief Operating Officer of Roku, President and Chief Executive Officer of QSecure, Inc. and President and Chief Executive Officer of Avid Technology, Inc. Earlier in his career, Mr. Krall worked in engineering and project management at several companies. Mr. Krall currently serves on the board of directors of Progress Software Corporation, where he is the chair of the compensation committee, and of Audinate Pty Ltd., where he is the board chair. Mr. Krall holds a B.S. and M.S. in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A., with distinction, from Harvard Business School.
Qualifications
We believe that Mr. Krall’s qualifications to serve on our Board include his many years of executive leadership and board experience at technology companies, and particularly his extensive experience in the digital and streaming media industries.

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Mitzi Reaugh Age: 46 Board Committees: Compensation Committee (Chair)
Experience
Ms. Reaugh has been a director since July 2012. She is currently Vice President, Finance and Strategy, Ads, at Netflix, Inc., a streaming media company. From March 2020 to March 2021, Ms. Reaugh served as a consultant to Verizon Communications Inc., a multinational telecommunications company. From September 2018 to March 2020, she was the Chief Executive Officer and President at Jaunt Inc., where she was previously Vice president, Global Business Development and Strategy. Previously, Ms. Reaugh was the co-founder and Chief Executive Officer of GoodLooks, LLC, Executive-in-Residence at The Chernin Group, Senior Vice President of Strategy and Business Development at Miramax, Senior Vice President of Client Solutions at The Nielsen Company, and held various leadership roles at NBC Universal. Earlier in her career, she worked as a management consultant at McKinsey & Company. Ms. Reaugh served as a non-executive director on the board of Entertainment One Ltd., from November 2016 to December 2019, where she also served on the audit, nomination, disclosure and remuneration committees. Ms. Reaugh holds an M.B.A. from the University of Pennsylvania Wharton School of Business and a B.A. in Economics from Claremont McKenna College.
Qualifications
We believe that Ms. Reaugh’s qualifications to serve on our Board include being a senior digital media executive and having been at the leading edge of the growth of the digital media industry for over twenty years. She also brings extensive strategic experience and insight to the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE DIRECTOR NOMINEES SET FORTH ABOVE.
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CORPORATE GOVERNANCE AND ESG
Board Leadership
We separate the roles of Chief Executive Officer (“CEO”) and Chair of the Board in recognition of the differences between the two roles. The CEO is responsible for setting the strategic direction of the Company and for its operational management, leadership and performance, while the independent Chair of the Board provides guidance to the CEO and sets the agenda for, and presides over, meetings of the full Board. The Board believes that this structure of a separate Chair of the Board and CEO results in the proper balancing of responsibilities, experience, and independent perspectives that meets the current corporate governance needs and oversight responsibilities of the Board. The Board also believes that this structure benefits the Company by enabling our CEO to focus on strategic matters, operational management, leadership and performance. This leadership structure also allows the Company and the Board to benefit from Patrick Gallagher’s insights in the global telecom and media industries, and significant experience in chairing public company boards.
Board Meetings and Committees
The Board of Directors held a total of eleven (11) meetings during the fiscal year ended December 31, 2023. No director attended fewer than 90 percent of the meetings of the Board, or 100 percent of the meetings of the Board committees upon which such director served, in 2023. Mr. Whalen attended all of the meetings of the Board until his resignation from the Board in June 2023. Although we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting, we strongly encourage, but do not require, our directors to attend.
The Board has determined that Mmes. Clifford, Kim, Reaugh and Swenson, and Messrs. Gallagher and Krall, as well as new director nominees Stephanie Copeland and Dana Crandall, are “independent” as that term is defined under the applicable rules and regulations of the SEC and under applicable NASDAQ listing standards. In making this determination, the Board considered the current and prior relationships that each non-employee director and new director nominee has with Harmonic and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock by each non-employee director and new director nominee. The independent directors and new director nominees have no relationships with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Mmes. Kim and Swenson will not be standing for re-election at the Annual Meeting.
The Board has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.
Audit Committee
The Audit Committee currently consists of Mmes. Clifford, Kim and Swenson, each of whom is independent under Rule 10A-3 of the Exchange Act and under applicable NASDAQ listing standards. Mmes. Kim and Swenson will not be standing for re-election at the Annual Meeting and will therefore no longer serve as members of the Audit Committee following the Annual Meeting. Mmes. Copeland and Crandall, each of whom is independent under Rule 10A-3 of the Exchange Act and under applicable NASDAQ listing standards, will be appointed to the Audit Committee following the Annual Meeting (subject to their election to the Board).
Ms. Clifford serves as the Chairperson of the Audit Committee. The Audit Committee serves as the representative of the Board for general oversight of the quality and integrity of Harmonic’s financial accounting and reporting process, system of internal control over financial reporting, management of financial risks, audit process, and process for monitoring the compliance with related laws and regulations. Each member of the Audit Committee also meets the financial literacy requirements of the applicable NASDAQ listing standards. The Audit Committee engages the Company’s independent registered public accounting firm and approves the scope of both audit and non-audit services. Matters within the scope of the Audit Committee were also discussed in executive sessions at regularly scheduled meetings of the Board in 2023. The Audit Committee held eight (8) meetings during 2023.
The Board has determined that Ms. Clifford is an “audit committee financial expert,” as defined by the current rules of the SEC. The Board believes that Ms. Clifford’s experience as a public company chief financial officer and finance executive qualifies her as an “audit committee financial expert.”
The Audit Committee operates under a written charter that was adopted by our Board of Directors and satisfies the applicable standards of the SEC and applicable NASDAQ listing standards. A copy of our Audit Committee charter is available on our website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page.
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Compensation Committee
The Compensation Committee currently consists of Ms. Reaugh and Messrs. Gallagher and Krall, none of whom is an employee of the Company and each of whom is independent under applicable NASDAQ listing standards.
Ms. Reaugh currently serves as the Chairperson of the Compensation Committee. The Compensation Committee is responsible for approving the Company’s compensation policies, compensation paid to executive officers and administration of the Company’s equity compensation plans. The Compensation Committee held four (4) meetings during 2023. Matters within the scope of the Compensation Committee were also discussed in executive sessions at regularly scheduled meetings of the Board in 2023.
The Compensation Committee operates under a written charter that was adopted by our Board of Directors and satisfies the applicable standards of the SEC and applicable NASDAQ listing standards. A copy of our Compensation Committee charter is available on our website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee currently consists of Ms. Swenson and Messrs. Gallagher and Krall, each of whom is independent under applicable NASDAQ listing standards. Ms. Swenson will not be standing for re-election at the Annual Meeting and will therefore no longer serve as a member of the Corporate Governance and Nominating Committee following the Annual Meeting.
Ms. Swenson serves as the Chairperson of the Corporate Governance and Nominating Committee. Following the Annual Meeting, Ms. Swenson will step down as the Chairperson of the Corporate Governance and Nominating Committee, and subject to their re-election to the Board, Ms. Reaugh will be appointed to serve on the committee and Mr. Krall will be appointed to serve as the Chairperson of the committee. The Corporate Governance and Nominating Committee serves as the representative of the Board for establishment and oversight of governance policy and the operation, composition and compensation of the Board. The Corporate Governance and Nominating Committee held five (5) meetings in 2023. Matters within the scope of the Corporate Governance and Nominating Committee were discussed in executive sessions at regularly scheduled meetings of the Board in 2023.
The Corporate Governance and Nominating Committee has proposed, and the Board has approved, the nomination of four (4) of the current board members for re-election, and the nomination of three (3) new candidates for election, by stockholders at the Annual Meeting.
The Corporate Governance and Nominating Committee operates under a written charter that was adopted by our Board of Directors and satisfies the applicable standards of the SEC and applicable NASDAQ listing standards. A copy of our Corporate Governance and Nominating Committee charter is available on our website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page.
Meetings of Non-Employee Directors
At each regularly scheduled Board meeting, the non-employee directors meet in an executive session without any members of management or employees present. The Chair of the Board has the responsibility of presiding over such periodic executive sessions of the Board. Last year, the non-employee directors discussed, in executive sessions, corporate strategy, risk oversight, management performance, Board performance, succession planning for management and the directors, and Board policies, processes and practices.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that set forth the key functions of the Board, as well as principles regarding board structure and composition, director voting, board operations and meetings, board interaction with management and third parties, board committees and director compensation. The Corporate Governance Guidelines, in conjunction with our certificate of incorporation, Bylaws and Board committee charters, form the framework for the governance of the Company.
The Corporate Governance Guidelines are available on the Company’s website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page. The Corporate Governance Guidelines are reviewed at least annually by our Corporate Governance and Nominating Committee, and changes are recommended to our Board for approval as appropriate.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our Board members, officers, employees, consultants, contractors and agents, which is available on the Company’s website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page. Any amendments or waivers of the code pertaining to a member of our Board or one of our executive officers will be disclosed on our website at the above-referenced address.
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Role of the Board in Risk Oversight
Management of the Company is responsible for the day-to-day management of risks the Company faces, while the Board has responsibility, as a whole and also at the committee level, for the oversight of the Company’s risk management. The Board regularly reviews the Company’s long-term business strategy, including industry trends and their potential impact on the Company, our competitive positioning, potential acquisitions and divestitures, as well as the Company’s technology and market direction. The Board also reviews information regarding the Company’s actual and planned financial position and operational performance, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation and Board remuneration, and the Company’s incentive, equity award and other benefit plans. The Audit Committee oversees management of financial risks, including, but not limited to, accounting matters, tax positions, insurance coverage and security of the Company’s cash reserves. The Audit Committee also oversees Harmonic’s cybersecurity controls and performance through regular updates from executive management and reviews of governance processes, security-related programs, performance data, potential or realized security breach information, audit and validation results, and controls to help mitigate cybersecurity risks. The Corporate Governance and Nominating Committee manages risks associated with independence and potential conflicts of interest.
At periodic meetings of the Board and its committees, management reports to, and seeks the guidance of, the Board and its committees with respect to the most significant risks that could affect our business. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is periodically informed about such risks by committee reports and receives advice and counsel with respect to risk issues from the Company’s outside counsel.
Considerations in Evaluating Director Nominees
Pursuant to the charter of the Corporate Governance and Nominating Committee, the Committee may utilize a variety of methods to identify and evaluate candidates for service on our Board of Directors. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current directors, management, professional search firms, stockholders, outside professionals or other persons. Any candidate presented would be evaluated at a meeting of the Corporate Governance and Nominating Committee or at a regular Board meeting and may be considered at any point during the year.
The Corporate Governance and Nominating Committee may take such measures as it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate or reliance on the knowledge of the members of the Corporate Governance and Nominating Committee, members of the Board or management. The Corporate Governance and Nominating Committee has hired, from time to time, a consulting firm to assist it in identifying and screening potential candidates for election to the Board.
In evaluating a candidate, the Corporate Governance and Nominating Committee may consider a variety of criteria. These criteria include, without limitation:
•	relevant areas of expertise;
•	corporate and technology experience;
•	proven achievement;
•	operating executive experience;
•	understanding of our industry;
•	length of service;
•	independence;
•	potential conflicts of interest and other commitments;
•	particular expertise to act as a committee chair or member;
•	the ability to devote the necessary time to the Board and committee service; and
•	personal character and integrity.
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While the Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity, the Corporate Governance and Nominating Committee seeks nominees with a broad diversity of experiences, professions, skills, geographic representation and backgrounds, including racial, ethnic and gender diversity, and considers relevant legal requirements relating to diversity.
The Corporate Governance and Nominating Committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors. The Corporate Governance and Nominating Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board of Directors:
•	the highest personal and professional ethics and integrity;
•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, as well as skills that are complementary to those of the existing Board;
•	the ability to assist and support management and make significant contributions to our success; and
•	an understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
With respect to the nomination of continuing directors for re-election, the individual’s historical and ongoing contributions to the Board are also considered. The Corporate Governance and Nominating Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to best fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, gender, age, sexual orientation, disability or any other basis proscribed by law.
The Corporate Governance and Nominating Committee has not set either term limits or age limits for members of the Board, believing that the Company’s interests are best served by members of the Board with substantial experience and knowledge of the Company’s business and that age is generally not a barrier to effective performance as a member of the Board.
Director Recommendations and Nominations from Stockholders
The Corporate Governance and Nominating Committee will consider recommendations from stockholders of individuals for service on the Board of Directors at our 2025 annual meeting of stockholders, provided that such recommendations are submitted in a timely manner in writing to the Corporate Secretary of the Company at Harmonic Inc., 2590 Orchard Parkway, San Jose, California 95131. If a stockholder desires to recommend an individual for consideration by the Corporate Governance and Nominating Committee for nomination by the Board, such recommendation must be received no later than December 30, 2024, which is 120 calendar days prior to the first anniversary of the date this Proxy Statement first became available to stockholders. In evaluating director candidates recommended by stockholders, the Corporate Governance and Nominating Committee will use the same criteria as it uses to evaluate all prospective members of the Board.
Under our amended and restated bylaws, stockholders may also directly nominate persons for our Board of Directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and Rule 14a-19 and should be sent in writing to the Corporate Secretary of the Company at Harmonic Inc., 2590 Orchard Parkway, San Jose, California 95131. To be timely for our 2025 annual meeting of stockholders, nominations must be delivered to the Corporate Secretary of the Company no earlier than February 11, 2025 and no later than March 13, 2025.
Our amended and restated bylaws are available on the Company’s website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page.
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Board Diversity Matrix
The gender identity and demographic background of our directors as of April 1, 2024, based on self-identification, is set forth in the table below.
	Female	Male
Total Number of Directors	7
Gender Identity:
Directors	4	3
Demographic Background
White	3	3
Asian	1
Director Compensation
As compensation for its non-employee directors, Harmonic uses a combination of cash and equity-based incentive compensation. Directors who are employees of the Company do not receive additional compensation for their service as directors. Mr. Harshman receives no compensation for his service as a director and compensation earned by Mr. Harshman for his service as CEO is shown in the Summary Compensation Table on page 48 of this Proxy Statement.
The 2023 non-employee director compensation program was developed in consultation with Compensia, Inc. (“Compensia”), an independent compensation consulting firm. Compensia provided recommendations and competitive non-employee director compensation data and analyses. The Corporate Governance and Nominating Committee considered and discussed these recommendations and data, and considered the specific duties and committee responsibilities of particular directors. The Corporate Governance and Nominating Committee recommended, and the Board adopted, Compensia’s recommendations when it approved the 2023 non-employee director compensation program described below. We believe the program provides our non-employee directors with reasonable and appropriate compensation that is commensurate with the services they provide and competitive with compensation paid by our peers to their non-employee directors.
The Corporate Governance and Nominating Committee periodically reviews the type and form of compensation paid to our non-employee directors, which includes a market assessment and analysis by Compensia. As part of this analysis, Compensia reviews non-employee director compensation trends and data from companies comprising the same peer group used by the Compensation Committee in connection with its review of Harmonic’s executive compensation.
Director Compensation Elements	2023 Compensation
Annual cash retainers:
Board service:	$50,000
Board chair:	Additional $50,000
Committee service:(1)
Audit Committee chair:	$25,000
Audit Committee member:	$10,000
Compensation Committee chair:	$19,500
Compensation Committee member:	$9,000
Corporate Governance & Nominating Committee chair:	$11,000
Corporate Governance & Nominating Committee service:	$5,000
Annual equity grant:	$150,000 in restricted stock units, 1 year cliff vest
New director initial equity grant:	$150,000 in restricted stock units, prorated to director’s start date
(1)	Each non-employee director who serves as a committee chair receives only the additional annual cash fee as the chair of the committee, and not the additional annual fee as a member of the committee.
Cash Compensation. Board and Board committee retainers are paid quarterly. No additional fees were paid for attending in-person or telephonic meetings of the Board or its committees.
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Equity Compensation. The 2002 Director Stock Plan, as amended (the “2002 Plan”), currently provides for grants of stock options or restricted stock units (“RSUs”) to be made in three ways:
•
Initial Grants. Each new non-employee director who joins the Board (excluding a former employee director who ceases to be an employee, but who remains a director) is entitled to receive stock options or RSUs, or a mix thereof, on the date that the individual is first appointed or elected to the Board, as determined by the Board in its sole discretion. As outlined above, under the current director compensation program, a new non-employee director would receive a standard annual grant that is prorated to his or her Board appointment date during the current February-to-February one year vesting period for Board grants.

•
Annual Grants. Each non-employee director who has served on the Board for at least six months, as of the date of grant, will receive an annual grant of stock options or RSUs, or a mix thereof, as determined by the Board in its sole discretion. Annual grants have historically been made in the first quarter of each fiscal year and have been comprised of only RSUs. Under the existing director compensation program, non-employee directors received an RSU award in the first quarter of 2023 in an amount determined by dividing $150,000 by the 30-trading day average closing price of the Company’s common stock prior to the grant date, and that vested in full after 1 year.

•	Discretionary Grants. The Board may make discretionary grants of stock options or RSUs, or a mix thereof, to any non-employee director.
We maintain a policy that enables our non-employee directors to elect to defer the receipt of RSUs granted as Initial Grants or Annual Grants. If so elected, 100% of the RSUs subject to such Initial Grant or Annual Grant (as applicable), to the extent vested, will be deferred and paid within 60 days following the earliest to occur of (i) a change in control (as defined within the policy), (ii) the director’s separation from service (as defined under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)), and (iii) the director’s death, subject to any required six-month delay required under Section 409A of the Code. Non-employee directors may elect to defer their Annual Grants before the end of the calendar year to which such grants relate. Unless revoked under the policy’s terms, a deferral election will remain in effect with respect to Annual Grants made in future years.
2023 Director Compensation
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Patrick Gallagher	114,000	141,752	255,752
Deborah L. Clifford	75,000	141,752	216,752
Sophia Kim	60,000	141,752	201,752
David Krall	64,000	141,752	205,752
Mitzi Reaugh	69,500	141,752	211,252
Susan G. Swenson	71,000	141,752	212,752
Dan Whalen	29,500(3)	141,752	171,252
(1)
The amounts in this column represent the aggregate grant date fair value of awards for grants of RSUs to each listed non-employee director in 2023, computed in accordance with applicable accounting guidance. These amounts do not represent the actual amounts paid to or realized by the directors during 2023 or thereafter. The grant date fair market value of the RSUs is based on the closing market price of the Common Stock on the date of grant.

(2)
Grants of RSUs under our 2002 Plan were made on February 17, 2023, to each of the Company’s non-employee directors. Each RSU grant covered 10,446 shares and vested in full on February 15, 2024, subject to continued service on the Board through such date; provided, however, Mr. Whalen’s RSU grant was canceled when he did not stand for reelection at the Company’s 2023 annual meeting of stockholders and resigned from the Board in June 2023. Mr. Gallagher and Ms. Clifford elected to defer the receipt of the shares issuable on settlement of the vested RSUs granted in 2023 in accordance with the deferral election described above.

(3)	Mr. Whalen resigned from our Board in June 2023, and therefore received prorated director fees through the end of the fiscal quarter of his resignation.
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Outstanding Equity Awards as of December 31, 2023
The following table provides the number of shares of Common Stock subject to RSUs held by non-employee directors of the Company as of December 31, 2023, with no stock options outstanding.
Name	Number of Unvested Restricted Stock Units Outstanding
Patrick Gallagher	10,446
Deborah L. Clifford	10,446
Sophia Kim	10,446
David Krall	10,446
Mitzi Reaugh	10,446
Susan G. Swenson	10,446
Dan Whalen	0
Non-Employee Director Stock Ownership Policy
Under the Board’s non-employee director stock ownership policy, each non-employee director is required to beneficially own shares of Common Stock with a market value equal to at least $175,000 (excluding, for the purposes of this calculation, the value of stock options exercisable within 60 days) by the later of the Company’s 2018 annual meeting of stockholders or the fifth anniversary of the director’s election to the Board. As of April 1, 2024, each non-employee director is in compliance with these guidelines or is on track to be in compliance with these guidelines by the applicable deadline.
Communication with the Board of Directors
The Board believes that management should be the primary means of communication between the Company and all of its constituencies, including stockholders, customers, suppliers and employees. However, stockholders may communicate with individual members of the Board, committees of the Board, or the full Board by addressing correspondence to Harmonic Inc., 2590 Orchard Parkway, San Jose, California 95131, Attention: Corporate Secretary. Our Corporate Secretary or legal department, in consultation with appropriate members of the Board as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board.
Environmental, Social and Governance (ESG) Practices
We are committed to delivering a corporate culture that honors our values and principles, that fosters a culture of inclusion, equity and diversity, and that promotes sustainable operations to benefit the environment and the lives of our stakeholders. Our environmental, social and governance (ESG) commitment includes ethics and governance, human capital management, supply chain partnerships and environmental protection. We believe that the expectations of all of our stakeholders, from investors to employees to the people in the communities where we operate, must be acknowledged and addressed through these commitments. Therefore, we work to embed these commitments into our operating structure, to measure our progress and to continuously improve. We are proud to report on some of our efforts and initiatives in ESG including those listed below.
Corporate Social Responsibility Report
Additional information regarding our activities related to environmental, social and governance, can be found in our latest Corporate Social Responsibility Report (“CSR Report”), which is located on our website at www.harmonicinc.com/corporate-responsibility/responsible-business/. This website address is intended to be an inactive textual reference only. None of the information on, or accessible through, our website is part of this proxy statement or is incorporated by reference herein.
ESG Governance at Harmonic
The Corporate Governance and Nominating Committee is responsible for reviewing the Company’s ethics and governance practices and performance, as well as aspects related to diversity, equity and inclusion, human capital management and environmental performance. The Board receives updates on ESG areas from executive management on a regular basis.
Harmonic has an ESG Advisory Committee co-chaired by our General Counsel and Senior Vice President of Human Resources and our Senior Vice President, Operations and IT. The ESG Advisory Committee is comprised of executives and senior managers from across our corporate functions, including corporate marketing, human resources, operations, facilities, legal and procurement. The ESG Advisory
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Committee is responsible for assessing ESG risks and opportunities, identifying best practices and management initiatives to address these risks and opportunities, and disseminating those practices into implementation tasks and guidance throughout the Company. In addition, the ESG Advisory Committee is responsible for providing updates on ESG performance to our executive management team, our Board and external stakeholders through public disclosures.

Ethics and Governance
We are committed to the highest standards of ethical integrity. Our approach to ethical standards is documented in our Code of Business Conduct and Ethics (the “CBCE”), which applies to all of Harmonic’s employees, officers, directors, consultants, contractors and agents. The CBCE provide rules of practice on ethical conduct and anti-corruption, conflicts of interest, compliance and communications. The CBCE sets the expectation that all Harmonic personnel and business partners live up to our commitments to Act in Good Faith, Act Ethically and Comply with the Law.
In addition to the CBCE, we also extend our ethical standards to our suppliers and their employees through our Supplier Code of Conduct, and to our reseller, distributor and service provider partners and their employees through our Business Partner Code of Conduct (and together with the CBCE and the Supplier Code of Conduct, the “Codes”). Our Supplier Code of Conduct requires our suppliers to adopt and adhere to the social, environmental and ethical industry standards set forth in the Responsible Business Alliance (RBA) Code of Conduct (formerly known as the Electronic Industry Citizenship Code of Conduct). Our Business Partner Code of Conduct emphasizes ethical and legal compliance in all business practices, and strict adherence to ethical labor and employment rules and principles.
The Codes all provide for procedures for reporting potential violations internally or through an anonymous whistleblower hotline, and both the Supplier Code of Conduct and Business Partner Code of Conduct provide for compliance audits by Harmonic. The Codes are available on our website at www.harmonicinc.com/corporatesocialresponsibility.
Human Dignity and Equality
The CBCE establishes expectations for a harassment-free and safe workplace. Harmonic is committed to ensuring that our working conditions and practices inspire trust and respect, empower our people to do their best work, and do not infringe in any way on the inherent dignity of our employees and personnel. We prohibit all abuse, harassment and other unprofessional conduct, and any discrimination during employment or hiring on the basis of gender, race, color, national origin, ancestry, citizenship, religion, age, physical or mental disability, medical condition, genetic information, pregnancy, sexual orientation, gender identity or gender expression, veteran status, or marital status or any other legally protected status.
Fair Labor Practices
In 2020, our Board approved a Human Rights and Labor Practices Policy. The policy commits Harmonic to prevent any forced labor in our operations. Looking forward, Harmonic intends to further promulgate these expectations and to condemn all forced or coercive labor practices throughout our value chain. The policy also clearly states our commitment to fair practices in hiring and termination as well as adhering to fair wage practices where no wage law is in existence. Harmonic follows internationally recognized practices and principles regarding the employment of young persons imposed by local legislation. The Human Rights and Labor Practices Policy is available on our website at www.harmonicinc.com under Corporate Responsibility.
Human Capital Management
Our success depends on our ability to attract and retain talented and skilled employees. We focus on creating a safe, welcoming and inclusive work environment where employees can be productive and innovative.
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Health and Safety
Harmonic complies with all applicable health and safety laws and regulations in all countries where it operates. In addition, our internal guidelines and directives take precedence over locally applicable laws and regulations whenever they exceed local requirements. We engage with our employees, contractors, partners and customers to maintain a healthy and safe workplace for our personnel, wherever they are needed to conduct their work.
Diversity, Equity and Inclusion (DEI)
Building an inclusive workforce is critical to our ability to continuously innovate and provide our customers with outstanding products and services, enabling growth and the delivery of sustained shareholder value. Therefore, we invest in inclusion and diversity initiatives as well as professional development opportunities for employees across the Company. In addition, senior management regularly shares perspectives and priorities on the promotion of diversity across the company through e-newsletters and other communications. We also believe our employees are the true leaders in building an inclusive and diverse culture. Groups of employees based in Harmonic locations around the world have volunteered to support a variety of community impact initiatives, including programs to engage youth from underrepresented groups in technology and business, mentoring and internship programs, refugee integration initiatives, and contributing to various charitable organizations.
Training and Professional Development
An expert, creative and innovative workforce is fundamental to the success of Harmonic. Therefore, we invest in employee professional development and training. Harmonic has partnered with third party e-learning platforms to offer thousands of online courses to employees across a wide range of topic areas. In addition, we provide in-person product, technical and management training and coaching in various locations, and we conduct regular training with employees on a variety of topics critical to the functioning of the business including cybersecurity, regulatory matters, health and safety, and DEI. Employees are also annually trained on the content of the Code of Business Conduct and Ethics to ensure compliance with ethical business practices.
Responsible Supply Chain
In addition to the expectations for our suppliers and partners set forth in the Supplier Code of Conduct and Business Partner Code of Conduct, Harmonic has identified several performance expectations for key suppliers, including conflict mineral identification, health and safety, cybersecurity and environmental performance of products, and we continue to work with our key suppliers around these topics.
Environmental Responsibility and Sustainability
In our Broadband business, our cOS™ software-based broadband access solutions, which can be deployed based on a centralized, distributed access or hybrid architecture, can drastically reduce the energy consumption, carbon emissions and physical footprint of our customers’ facilities, compared to legacy solutions.
In our Video business, Harmonic’s VOS®360 software-as-a-service (SaaS) platforms provide both streaming and channel origination and distribution services in a public cloud environment. Compared to purchasing and maintaining dedicated equipment, our customers can significantly lower the resource and energy usage, and carbon emissions, of their video delivery operations when they adopt our SaaS solutions. By using our SaaS solutions, our customers leverage the greater efficiency of public clouds enabled by dynamic provisioning, multi-tenancy, high server utilization and advanced data center operations.
Our software-based video processing appliances continue to increase in efficiency, performance and density, enabling our customers to scale operations with fewer rack units and less energy consumption, when compared to earlier versions of our appliance products.
We also recognize that our products and our operations have environmental impacts and so we are committed to exploring methods to continually improve our own environmental performance. Our Environmental Responsibility and Sustainability Policy describes our commitments to reducing environmental impact, particularly relating to energy usage and carbon emissions, while seeking more environmentally friendly alternatives in our supplied products. Harmonic has also provided educational resources to raise the awareness of employees on environmental issues. In addition, we are committed to complying with applicable environmental regulations and have published an Environmental Compliance Statement, as well as a Conflict Minerals Policy and 2022 Conflict Minerals Report, on our website at www.harmonicinc.com under Corporate Responsibility. Our Environmental Responsibility and Sustainability Policy is also available on our Corporate Responsibility page.
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Energy and emissions
Our primary operational energy use and emissions come from the electricity that we source for our offices. We have worked to reduce energy usage at our offices, including our on-site data centers. We have also focused on assessing the carbon emissions associated with transporting and shipping our products to customers around the world, and implementing strategies to reduce those emissions, primarily by maximizing sea shipments and minimizing air freight. We have embraced videoconferencing to reduce the need for business travel and to enable longer-term work-from-home flexibility and hybrid work policies at key locations. When employees do commute, we encourage more efficient transportation modes at certain sites such as public transportation, bicycles and electric or electric-hybrid vehicles.
Waste
We seek to reduce waste across our operations. Our main focus has been on recycling initiatives, from paper to electronics. Harmonic is committed to recycling or re-using materials whenever practicable, in particular in our site operations with consumables and in packaging for the supply chain.
Cybersecurity
Cybersecurity is critical to our business operations and service offerings, and we regularly review and invest in our corporate infrastructure and product security capabilities. The Audit Committee oversees Harmonic’s cybersecurity controls and performance through regular updates from executive management and reviews of governance processes, security-related programs, performance data, potential or realized security breach information, audit and validation results, and controls to help mitigate cybersecurity risks.
At the executive management level, cybersecurity is overseen by Harmonic’s Chief Cybersecurity Officer. In addition, Harmonic management works closely with the Audit Committee to regularly benchmark and update cybersecurity efforts to assess best practices and emerging regulatory requirements.
Our cybersecurity program includes controls to protect the confidentiality of data and the integrity of assets, such as security monitoring and alerts to identify internal and external threats, enhanced phishing and malware protections, data and source code access management systems, mandatory employee training and regular communications to increase cybersecurity threat awareness, and incidence response processes to respond to any potential security breaches as quickly as possible.
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PROPOSAL 2:
ADVISORY VOTE ON NEO COMPENSATION
Pursuant to Section 14A of the Exchange Act of 1934 as promulgated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are asking stockholders to vote on the compensation of our named executive officers (the “NEOs”), as named in accordance with applicable SEC rules, on page 37 of this Proxy Statement. This Proposal 2, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our NEOs and the named executive officer compensation philosophy, policies and practices described in this Proxy Statement.
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our NEO compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining NEO compensation for the remainder of the current fiscal year and for future fiscal years. Our Board and Compensation Committee value the opinions of our stockholders, and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any action is necessary to address those concerns. At our 2023 annual meeting, our stockholders approved the compensation of our NEOs, with approximately 97% of the shares present and entitled to vote voting in favor of the say-on-pay proposal. As we evaluated our compensation practices and talent needs throughout 2023, we were mindful of the support our stockholders expressed for our philosophy of linking compensation to our financial goals and in support of enhancing stockholder value. As a result, the Compensation Committee decided to retain our general approach with respect to our NEO compensation programs, with an emphasis on delivering long-term and short-term incentive compensation that reward our executives commensurate with the value they deliver to our stockholders. Since 2011, we have held an advisory vote to approve NEO compensation each year, and the next such advisory vote will occur at our 2025 annual meeting.
The Company’s goal for its NEO compensation program is to attract, motivate and retain a talented and creative team of executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. As described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections beginning on pages 38 and 48, respectively, of this Proxy Statement, we believe that our NEO compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. We would like to highlight the following items that support these beliefs:
•	Our Compensation Committee retains an independent compensation consultant to assist it in the evaluation of appropriate cash and equity compensation for executive management.
•	The compensation philosophy of our Compensation Committee includes relating each of the individual components of executive management compensation to overall Company performance.
•	The compensation philosophy of our Compensation Committee includes tying incentive bonus payments to the achievement of objective performance parameters.
•
The compensation philosophy of our Compensation Committee includes putting at risk a significant portion of each executive’s total target compensation and rewarding our executive management for superior performance by the Company.

•
The compensation philosophy of our Compensation Committee includes reflecting competitive market requirements and strategic business needs in determining the appropriate mix of cash and non-cash, and short-term and long-term, compensation.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.
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PROPOSAL 3:
APPROVAL OF AMENDMENT TO 2002 EMPLOYEE
STOCK PURCHASE PLAN
The Company’s stockholders are being asked to approve a 400,000 share increase in the number of shares of Common Stock reserved for issuance under the Company’s 2002 Employee Stock Purchase Plan (the “ESPP”).
The ESPP was adopted by the Board of Directors in March 2002 and was approved by our stockholders in May 2002. The ESPP, as initially approved, permitted the issuance of 1,500,000 shares of Common Stock. Amendments to the ESPP, adopted in May 2004, May 2006, May 2009, July 2011, August 2013, July 2014, June 2016, June 2017, June 2018, June 2019, June 2020, June 2021, June 2022 and June 2023 increased the maximum number of shares available for issuance under the ESPP by an additional 18,950,000 shares in the aggregate, resulting in 20,450,000 shares of Common Stock permitted for issuance under the ESPP. As of March 31, 2024, there were 967,738 shares of Common Stock currently available for issuance under the ESPP.
In April 2024, the Board of Directors unanimously approved an amendment to the ESPP, subject to obtaining stockholder approval, to increase the number of shares of Common Stock available for issuance under the ESPP by 400,000 shares. The ESPP has not been amended in any material way, other than to increase the number of shares of Common Stock available for issuance under the ESPP, since our stockholders last approved the ESPP at our 2023 annual meeting of stockholders. If this proposal is approved by our stockholders, the shares reserved and available for issuance under the ESPP for the current offering period and for offering periods commencing on or after July 1, 2024, will be increased by 400,000 shares. Based on the Company’s current forecasts and estimated participation rates, the Company expects that with this increase, the ESPP will have enough shares of Common Stock to cover ESPP purchases through July 2025. However, the actual period over which such shares will be sufficient to cover ESPP purchases will be impacted by the actual number of shares that will be purchased under the ESPP, which will depend on various factors including, for example, the number of participants, each participant’s contribution rate, and our stock price.
If this proposal is not approved by the Company’s stockholders, the shares reserved and available for issuance under the ESPP will be 967,738, and, based on current forecasts and estimated participation rates, the Company anticipates this may only be enough shares of Common Stock to fully cover ESPP purchases through January 2025.
We maintain the ESPP in order to encourage employees to acquire equity ownership in the Company in an effort to promote the closer alignment of the interests of employees with those of the Company’s stockholders. The proposed increase in the number of shares available for issuance under the ESPP will enable the Company to continue to use the ESPP as a valuable tool for attracting and retaining key personnel and aligning the interests of ESPP participants with those of the Company’s stockholders. We believe that the ESPP remains an important element of a competitive compensation package, especially for technology companies, as these plans are offered by many public companies with which we compete for employees. Approximately 49% of our employees eligible to participate in the ESPP during the offering period ending July 1, 2024 are participating in the ESPP.
Description of the ESPP
The following is a summary of the principal features of the ESPP and its operation. This summary is qualified in its entirety by reference to the ESPP, a copy of which is appended as Appendix A.
Purpose. The purpose of the ESPP is to provide employees with an opportunity to purchase Common Stock through payroll deductions.
Administration. The ESPP is administered by the Board or a committee of the Board appointed by the Board (in either case, the “ESPP Administrator”). The ESPP Administrator has full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, and the ESPP Administrator’s findings, decisions, and determinations are final and binding upon all parties to the full extent permitted by law. The ESPP is intended to qualify under the provisions of Section 423 of the Code, provided that the ESPP Administrator may permit participation in the ESPP in a component of the ESPP that does not so qualify, in order to accommodate the specific requirements of local laws, regulations and procedures for jurisdictions outside of the U.S. in accordance with the terms of the ESPP.
Eligibility. Employees of the Company or any Company subsidiary or affiliate (referring to an entity that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company, but only with respect to the component of the ESPP that does not qualify under the provisions of Code Section 423) designated by the ESPP Administrator are eligible to participate in the ESPP, provided further that the employee’s customary employment with the Company or the designated subsidiary or affiliate is at least 20 hours per week and more than five months in any calendar year, unless required otherwise by applicable law. As of
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the beginning of the current offering period on January 1, 2024, approximately 1,332 employees were eligible to participate in the ESPP. No employee who immediately following the grant of a purchase right under the ESPP, would own stock and/or hold outstanding options to purchase stock that is equal to or greater than 5% of the total combined voting power or value of all classes of stock of ours or any of our subsidiaries, may participate in the ESPP. Moreover, no employee may participate to the extent that he or she may purchase Common Stock at a rate, taking into account all employee stock purchase plans of the Company, that exceeds $25,000 (based on fair market value of the Common Stock determined on the first day of any offering period) for each calendar year that the purchase right remains outstanding.
Shares Available for Issuance. Subject to adjustment upon certain changes in the Company’s capitalization as described in the ESPP, the maximum number of shares of Common Stock that may be issued under the ESPP is 20,450,000 shares. If our stockholders approve this proposal, an additional 400,000 shares will become reserved and available for issuance in the current offering period and for offering periods commencing on or after July 1, 2024, resulting in a maximum number of shares of Common Stock that may be issued under the ESPP equal to 20,850,000. As of March 31, 2024, there were 967,738 shares of Common Stock available for issuance under the ESPP, a significant percentage of which are expected to be issued on the next purchase date on July 1, 2024, after the end of the current offering period.
Offering Period. The ESPP currently has consecutive offering periods that have a duration of approximately six months, commencing on the first trading day for Common Stock on or after each January 1 and July 1 and terminating on the last trading day of the offering period ending approximately six months thereafter. Our Board of Directors has the power to change the commencement date and the duration of future offering periods without stockholder approval, if such change is announced prior to the scheduled beginning of the first offering period to be affected by such change. Each offering period constitutes a purchase period during which shares of Common Stock may be purchased on behalf of the participants in accordance with the terms of the ESPP.
Participation. To participate in an offering period under the ESPP, an individual who is an eligible employee on the first day of such offering period must authorize payroll deductions pursuant to the ESPP by a written subscription agreement authorizing payroll deductions that is filed with our payroll office at least five (5) days before the first day of such offering period, or as otherwise determined by the ESPP Administrator. A participant’s subscription agreement will remain in effect for successive offering periods unless terminated by the participant.
Payroll deductions are withheld only in whole percentages of the participant’s compensation and cannot exceed 10% of a participant’s compensation that she or he receives on each pay day during the offering period. Payroll deductions for an offering period commence on the first pay day following the first day of the offering period and end on the last day of the offering period, unless sooner terminated by the participant. If a pay day occurs on the last day of an offering period under the ESPP, the amount deducted on that day will be applied to the new offering period. Amounts withheld from a participant’s payroll are credited to the participant’s account under the ESPP. No interest will accrue on this account, unless otherwise required under applicable law. Statements of account will be provided to participants at least annually.
A participant may not make any additional payments into her or his account other than by payroll deductions, except that to the extent the Administrator determines that payroll deductions are prohibited or otherwise problematic under applicable law, the ESPP Administrator may require contributions by other means it determines. To the extent necessary to comply with applicable requirements under Section 423 of the Code, and eligibility limitations pursuant to the ESPP, a participant’s payroll deductions may be decreased to zero at any time during an offering period.
A participant may decrease, but not increase, the rate of payroll deductions during an offering period. However, the ESPP Administrator may, in its discretion, limit the nature and/or number of participant rate changes during any offering period.
Grant. The number of shares of Common Stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the purchase price. However, a participant may purchase no more than 1,500 shares in any offering period (or in the event that any offering periods will provide for more than one purchase date, then limited to 1,500 shares in any purchase period). The ESPP Administrator, in its discretion, may increase or decrease the maximum number of shares of Common Stock that participants may purchase in future offering periods (and for any purchase periods in such future offering periods).
Purchase Price; Exercise. The Internal Revenue Service views participants in our ESPP as receiving options. The price per share of the shares subject to the option, as permitted by the Code, is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the purchase date, which is the last day of the offering period. Unless a participant withdraws from the ESPP or her or his employment terminates with us or a designated subsidiary, the participant’s option for the purchase of shares is exercised automatically on each purchase date, with shares issued as
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soon as reasonably practicable thereafter. Until the shares are issued, a participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends, or other rights as a stockholder. No fractional shares may be purchased, and any accumulated payroll deductions not sufficient to purchase a full share are retained in the participant’s account for the subsequent offering period Any other funds left over after the purchase of shares are returned to the participant.
If the number of shares with respect to which options are to be exercised exceed shares available for sale under the ESPP on a purchase date or commencement of an offering period, the ESPP Administrator may, in its sole discretion, make a pro rata allocation of the shares available for purchase and either continue the offering period then in effect or terminate the offering period then in effect. The ESPP Administrator may make such pro rata allocation of shares notwithstanding any authorization of additional shares for issuance under the ESPP by our stockholders subsequent to the commencement of an offering period. During a participant’s lifetime, the participant’s option under the ESPP is exercisable only by such participant. In addition, neither the payroll deductions credited to a participant’s account nor any rights to exercise or receive shares under the ESPP may be transferred or disposed of in any way, other than by will, the laws of descent and distribution or beneficiary designation, by the participant.
Tax Withholding. At the time a participant realizes income in connection with the ESPP, including with respect to any sale or early disposition of shares by the participant, the participant must make adequate provision for any tax withholding obligations, if any, of the Company or the applicable subsidiary or affiliate employing the participant, and the Company or applicable subsidiary or affiliate may withhold any necessary amounts from the participant’s compensation. The Company or applicable subsidiary or affiliate may withhold from the proceeds of the sale of common stock or any other method that it deems appropriate (to the extent permitted under Section 423 of the Code for options intended to qualify for treatment under that section).
Withdrawal; Termination of Employment. A participant may withdraw all, but not less than all, the payroll deductions credited to her or his account, and not yet used to exercise her or his option, under the ESPP at any time by written notice to the Company. If a participant withdraws from an offering period, no further payroll deductions by the participant will be made during the offering period and payroll deductions will not automatically resume at the beginning of the succeeding offering period. Additionally, payroll deductions credited to the participant’s account during the offering period, but not yet used to exercise the option, will be returned to the participant or, in the case of her or his death, to the person or persons entitled thereto, and the participant’s option will automatically terminate. Withdrawal from an offering period has no effect upon a participant’s eligibility to participate in subsequent offering periods. If a participant fails to remain as our employee or an employee of a designated subsidiary, or otherwise ceases to meet the ESPP eligibility requirements, she or he is deemed to have withdrawn from the ESPP. A designated subsidiary generally refers to a subsidiary or in certain limited cases other affiliate of the Company selected by the ESPP Administrator as eligible to participate in the ESPP.
Adjustments upon Changes in Capitalization and Certain Transactions. Any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse, stock split, stock dividend, combination or reclassification of Common Stock or any other change in the number of shares of Common Stock effected without the Company receiving consideration will proportionately adjust the:
1.	number of shares of Common Stock covered by each ESPP option;
2.	number of shares of Common Stock each participant may purchase in a purchase period;
3.	number of shares of Common Stock available for sale under the ESPP; and
4.	price per share of Common Stock covered by each ESPP option.
Any other issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect the number or price of shares of Common Stock subject to an ESPP option.
In the event of a proposed dissolution or liquidation of the Company, an offering period then in progress will be shortened by setting a new purchase date, and terminated immediately prior to the consummation of the proposed dissolution or liquidation, unless the ESPP Administrator provides otherwise. The ESPP Administrator will notify each participant in writing at least ten business days prior to the new purchase date that her or his option will be automatically exercised on the new purchase date, unless prior to such date the participant has withdrawn from the offering period.
In the event of a merger or change of control of the Company, each outstanding option under the ESPP will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume, or substitute for, the option, any purchase period then in progress under the ESPP is shortened by setting a new
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purchase date to occur before merger or change of control, and any offering period then in progress under the ESPP is terminated before the date of the proposed merger or change of control. The Administrator will notify each participant in writing at least ten business days prior to the new purchase date that her or his option will be automatically exercised on the new purchase date, unless prior to such date the participant has withdrawn from the offering period.
Amendment or Termination. The ESPP Administrator may, at any time and for any reason, terminate or amend the ESPP, except that no terminations can affect options previously granted, other than certain terminations specified in the ESPP. However, the ESPP Administrator may terminate an offering period on any exercise date if the ESPP Administrator determines that the termination of the Offering Period or the ESPP is in the best interests of the Company or its stockholders. The ESPP will continue in effect until terminated by the ESPP Administrator. Without stockholder approval and without regard to whether any participant rights may be considered to have been adversely affected, the ESPP Administrator is entitled to:
1.	change the offering periods;
2.	limit the frequency and number of changes in the amount withheld during an offering period;
3.	establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars;
4.	permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections;
5.
establish reasonable waiting and adjustment periods and accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock properly correspond with amounts withheld; and

6.	establish such other limitations or procedures as the ESPP Administrator determines, in its sole discretion, to be advisable and which are consistent with the ESPP.
In the event the ESPP Administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Board of Directors may, in its discretion, without stockholder approval or the consent of any participant, and to the extent necessary or desirable, modify or amend the ESPP to reduce or eliminate such accounting consequence, including, without limitation, by (i) increasing the purchase price for any offering period, including an offering period underway at the time of action by the Board of Directors, (ii) shortening any offering period so that offering period ends on a new purchase date, including an offering period underway at the time of the action by the Board of Directors, and (iii) allocating shares.
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Number of Shares Purchased by Certain Individuals and Groups
Given that the number of shares that may be purchased under the ESPP is determined, in part, by the Common Stock’s market value at the beginning and end of each offering period (or upon a purchase date within an offering period), and given that participation in the ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. The following table sets forth (a) the number of shares of Common Stock that were purchased under the ESPP during fiscal year 2023 by each of our NEOs, our current executive officers as a group, our non-employee directors as a group, and our employees, including all current officers who are not executive officers, as a group, and (b) the weighted average per share purchase price paid for such shares by each such NEO or group. As of March 28, 2024, the per share closing price of our Common Stock as quoted on the Nasdaq Global Select Market was $13.44. Our NEOs have an interest in this proposal as they are eligible to participate in the ESPP. Our non-employee directors are not eligible to participate in the ESPP.
ESPP Transactions 2023
Name of Individual or Identity of Group and Principal Position	Number of Shares Purchased (#)	Weighted Average Purchase Price Per Share ($)
Patrick J. Harshman, President and Chief Executive Officer	—	—
Walter Jankovic, Chief Financial Officer(1)	—	—
Jeremy Rosenberg, Former Interim Chief Financial Officer(1)	726	$8.94
Sanjay Kalra, Former Chief Financial Officer(1)	1,500	$7.31
Nimrod Ben-Natan, Senior Vice President and General Manager, Broadband Business	—	—
Neven Haltmayer, Senior Vice President, Video R&D	—	—
Ian Graham, Senior Vice President, Global Sales	—	—
All current executive officers as a group (5 persons)	—	—
All current directors who are not executive officers as a group (6 persons)(2)	—	—
All employees, including all current officers who are not executive officers, as a group (719 persons)(3)	731,530	$8.94
(1)
Mr. Kalra’s employment with us terminated in March 2023 .Upon Mr. Kalra’s resignation, Mr. Rosenberg was appointed Interim Chief Financial Officer in March 2023. Mr. Jankovic joined the Company as Chief Financial Officer in May 2023.

(2)	Our non-employee directors are not eligible to participate in the ESPP.
(3)
We had 1,359 employees (including 5 executive officers) as of December 31, 2023, 27 of which were employees who are not eligible to participate in the ESPP due to being employed by Company subsidiaries located in countries where the Company does not offer the ESPP.

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Summary of U.S. Federal Income Tax Consequences
The following brief summary is intended only as a general guide to the material U.S. federal tax consequences upon a participant and the Company with respect to the shares purchased under the ESPP. The summary is based on existing U.S. federal income tax laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.
The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under an employee stock purchase plan which so qualifies, a participant generally will not have taxable income upon either the grant of the purchase right or at the time the shares of Common Stock are purchased, but the employee generally will have taxable income when the employee sells or otherwise disposes of shares purchased under such qualifying plan.
Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and more than one year from the applicable purchase date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.
If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares, on the date the shares are purchased, over the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term. If not, the gain or loss will be short-term.
The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant with respect to such a sale or disposition, except to the extent of ordinary income recognized by participants upon sale or disposition of shares prior to the expiration of the holding periods described above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 400,000 SHARES.

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PROPOSAL 4:
APPROVAL OF AMENDMENT TO 1995 STOCK PLAN
The Company’s stockholders are being asked to approve an amendment to the 1995 Stock Plan (the “1995 Plan”) which would (i) increase the number of shares of common stock reserved for issuance under the 1995 Plan by 5,000,000 shares and (ii) extend the term of the 1995 Plan to March 1, 2030. The 1995 Plan is the only equity plan of the Company available for granting equity awards to employees of the Company (aside from participation in the ESPP). If this share increase is not approved, then the remaining shares available for grants under the 1995 Plan will be insufficient to meet the Company’s grant needs through 2025.
The 1995 Plan currently permits us to grant a broad range of equity awards to eligible employees and consultants of the Company. We established the 1995 Plan in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct and growth of the Company’s business. The Company believes that the 1995 Plan is an essential tool to link the long-term interests of stockholders and employees and serves to motivate its officers and other employees to make decisions that will, in the long run, give the best returns to stockholders. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company’s employees. In addition, the Company believes this practice is critical to the Company’s ability to attract and retain employees in highly competitive markets for managerial and technical talent. The Company’s key sites in California (Silicon Valley), Israel, Hong Kong, France and certain other locations expose it to particularly intense competition in the labor market from both private and public companies. Equity incentives are offered by most companies with which the Company competes for employees, and the Company believes it is essential to provide equity awards to both new and existing employees.
In April 2024, our Board of Directors approved amending the 1995 Plan, subject to stockholder approval at the Annual Meeting. The proposed amendment would increase the number of shares reserved for issuance under the 1995 Plan by 5,000,000 shares and based on the data available as of April 1, 2024, the additional shares would increase the total number of shares available for grant under the 1995 Plan to 9,223,442.
The NEOs have an interest in this proposal as they may receive awards under the 1995 Plan from time to time.
Equity Plan Information as of April 1, 2024
Amount
Shares available for grant under all active equity plans (i.e., 1995 Plan and 2002 Director Stock Plan):	4,612,323
Stock options outstanding under all active and inactive equity plans:	—
Weighted average term of outstanding stock options under all active and inactive equity plans:	—
Weighted average exercise price of outstanding options under all active and inactive equity plans:	—
Outstanding and unvested RSUs under all active and inactive equity plans	3,282,937
1995 Plan Information as of April 1, 2024
Amount
Shares available for future grant:	4,223,442
Stock options outstanding:	—
Weighted average term of outstanding stock options:	—
Weighted average exercise price of outstanding options:	—
Outstanding and unvested RSUs, including PRSUs (at target performance):(1)	3,075,931
(1)	Based on maximum performance with respect to PRSUs, the total number of outstanding and unvested RSUs would equal 3,375,737.
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Historical Grants under All Equity Plans
(in thousands)
	Stock Options	Time-based RSUs	Performance-based RSUs
Outstanding as of December 31, 2022	—	2,775	622
Granted	—	1,942	505
Exercised	—	—	—
Vested	—	(1,973)	(543)
Forfeited, canceled or expired	—	(231)	(60)
Outstanding as of December 31, 2023	—	2,513	524
Outstanding as of December 31, 2021	388	3,140	735
Granted	—	2,086	582
Exercised	(388)	—	—
Vested	—	(2,295)	(695)
Forfeited, canceled or expired	—	(156)	—
Outstanding as of December 31, 2022	—	2,775	622
Outstanding as of December 31, 2020	1,453	2,694	574
Granted	—	2,601	1,018
Exercised	(1,065)	—	—
Vested	—	(2,079)	(834)
Forfeited, canceled or expired	—	(76)	(23)
Outstanding as of December 31, 2021	388	3,140	735
Based on the data shown above, if grants during 2024 are made according to the historical average, it is likely that there would be insufficient shares available in the 1995 Plan to meet our regular grant needs through 2025.
DESCRIPTION OF 1995 PLAN
The following is a summary of the principal features of the 1995 Plan and its operation. This summary is qualified in its entirety by reference to the 1995 Plan, a copy of which is appended as Appendix B.
Purposes
The purposes of the 1995 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of the Company’s business.
Term
The 1995 Plan is set to expire on March 1, 2025. However, if the proposed amendment is approved, the 1995 Plan would expire on March 1, 2030.
Types of Awards
The 1995 Plan provides for the grant of options to purchase shares of our Common Stock, stock appreciation rights (“SARs”), restricted stock (which under the 1995 Plan are units to acquire shares) (“RSUs”), performance shares (“Performance Shares”), performance units (“Performance Units”) and deferred stock units (“Deferred Stock Units”). Options granted under the 1995 Plan may either be “incentive stock options”, as defined in Section 422 of the Code (to employees only), or nonstatutory stock options.
Shares Subject to the Plan
Subject to the adjustment provisions of the 1995 Plan, the maximum number of shares of our common stock that may be issued pursuant to awards under the 1995 Plan is 54,900,000 shares of our common stock, plus (i) up to an additional maximum of 1,800,000 shares subject to options under our 1999 Non-Statutory Stock Plan that were outstanding as of May 27, 2004, that expired unexercised. Pursuant to the proposed amendment to the 1995 Plan, our stockholders are being asked to approve an increase of 5,000,000 shares to the maximum number of shares that may be issued pursuant to awards granted under the 1995 Plan. If our stockholders approve this proposed amendment, then the maximum number of shares that may be issued pursuant to awards under the 1995 Plan will be increased to 59,900,000 shares, plus the number of shares described in clause (i) above.
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Each full value award (i.e. awards granted with an exercise price less than the fair market value on the date of grant) granted on or after June 5, 2019 will count against the share reserve under the 1995 Plan as one share for every share or unit granted. However, historically, full value awards granted prior to June 5, 2019, were counted against the share reserve under the 1995 Plan as 1.5 shares for every one share or unit granted. Full value awards granted prior to June 5, 2019, that debited 1.5 shares against the 1995 Plan share reserve for every share or unit return 1.5 shares to the 1995 Plan reserve for each forfeited share or unit.
If an award under the 1995 Plan expires or becomes unexercisable without having been exercised in full or, with respect to RSUs, Performance Shares, Performance Units or Deferred Stock Units, is forfeited or repurchased by virtue of it not vesting, the unpurchased shares (or for Awards other than options and SARs, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 1995 Plan (unless the 1995 Plan has terminated). Upon exercise of a SAR settled in shares, the gross number of shares covered by the portion of the SAR so exercised will cease to be available under the 1995 Plan. Shares that have actually been issued under the 1995 Plan under any award will not become available for future awards under the plan; provided, however, that if unvested shares of RSUs, Performance Shares, Performance Units or Deferred Stock Units are repurchased or are forfeited by virtue of their not vesting, such shares will become available for future grant under the 1995 Plan. Shares used to pay the withholding tax related to an award or to pay for the exercise price of an award will not become available for future grant or sale under the 1995 Plan. To the extent an award under the 1995 Plan is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the plan. Notwithstanding the foregoing, subject to the adjustment provisions of the 1995 Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the maximum share reserve stated in the first paragraph of this section above, plus, to the extent allowable under Section 422 of the Code, any shares that become available for issuance under the 1995 Plan under the provisions summarized in this paragraph.
Shares issued under the 1995 Plan may be authorized, but unissued, or reacquired common stock of the Company. As of April 1, 2024, the closing price of a share of our common stock on The Nasdaq Stock Market was $13.06.
Administration
The 1995 Plan may be administered by our Board or a designated committee of members of the Board. The Board has designated the Compensation Committee as administrator of the 1995 Plan (the “Plan Administrator”). Subject to the other provisions of the 1995 Plan, the Plan Administrator has the authority to: (i) construe and interpret the 1995 Plan and awards and apply their provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 1995 Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (iii) select the consultants and employees to whom awards are to be granted; (iv) subject to the per-participant annual limits for different types of awards specified in the 1995 Plan, determine the number of shares to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) prescribe the terms and conditions of each award (including the provisions of the award agreement to be entered into between the Company and the grantee) including any restrictions, provided that such terms and conditions may not be inconsistent with the terms of the 1995 Plan; (vii) determine the fair market value of the common stock; (viii) allow participants to satisfy required withholding tax obligations by electing to have the Company withhold from the shares or cash issued upon exercise or vesting of an award not in excess of the maximum statutory amount; (ix) amend any outstanding award subject to applicable legal restrictions, subject to the prohibition on the reduction of the exercise price of an option or SAR as described further below; and (x) subject to certain limitations, make any other determinations deemed necessary or advisable for the administration of the 1995 Plan. All decisions, determinations and interpretations of the Plan Administrator shall be final and binding on all holders of awards, to the maximum extent permitted by applicable law.
Eligibility
The 1995 Plan provides that awards may be granted to the Company’s employees and consultants, including employees and consultants of the Company's subsidiaries and any parent of the Company. Incentive stock options may be granted only to employees. As of April 1, 2024, there were 1,305 employees (including officers) and 0 consultants eligible to participate in the 1995 Plan.
Limitations
Annual Per-Participant Award Limits. Subject to the adjustment provisions of the 1995 Plan, the 1995 Plan provides that no participant may be granted, in any fiscal year of the Company, options and SARs to purchase more than 800,000 shares of our common stock, and no participant may be granted, in any fiscal year of the Company, awards of RSUs and performance shares covering more than 800,000 shares of our common stock.
No Repricing or Exchange Program. No option or SAR granted under the 1995 Plan may be repriced, including by means of an exchange for cash or another award, without stockholder approval.
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Terms and Conditions of Options
The Plan Administrator, subject to the provisions of the 1995 Plan, will have complete discretion to determine the terms and conditions of options granted under the 1995 Plan. Each option granted under the 1995 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the terms and conditions as provided under the 1995 Plan.
Exercise Price. The Plan Administrator determines the exercise price of options at the time the options are granted. However, the exercise price of any option must not be less than 100% of the fair market value of the underlying shares on the grant date. Options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a merger or other corporate transaction. Further, the exercise price of any incentive stock option granted to an employee who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a “ten percent owner”), the exercise price must be no less than 110% of the fair market value of the underlying shares on the grant date.
Form of Consideration. The Plan Administrator determines the means of payment for shares issued upon exercise of an option, which may be by cash, check, other shares of common stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale proceeds, by a combination thereof, or by any other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.
Exercise and Vesting of the Option. Each option agreement will specify when the option may become exercisable and any conditions that must be satisfied before an option becomes exercisable (including for example, service requirements).
No Dividends or Other Stockholder Rights. Until the shares are actually issued following the exercise of an option granted under the 1995 Plan, no right to receive dividends, to vote, or any other rights as a stockholder will exist with respect to the shares relating to such option.
Termination of Employment or Service. If an optionee’s employment or service terminates for any reason (other than the optionee’s death or disability, as defined in the Code), then all options, to the extent exercisable, held by such optionee under the 1995 Plan will remain exercisable until the earlier of (i) such period of time as is set forth in his or her option agreement (or, in the absence of a stated period, three months following termination of the optionee’s employment or service), or (ii) the expiration date of the option.
Death or Disability. If an optionee is unable to continue employment or service with the Company as a result of disability or dies while providing employment or other service to the Company, then all options, to the extent exercisable, held by such optionee under the 1995 Plan will remain exercisable until the earlier of (i) 12 months after the date of termination of the optionee’s employment or service, or (ii) the expiration date of the option.
Termination of Options. Each option agreement will specify the term of the option. However, in no event will an option granted under the 1995 Plan be exercised more than seven years after the date of grant. Further, in no event will an incentive stock option granted under the 1995 Plan, to an employee who at the time the option is granted is a ten percent owner, be exercised more than five years after the grant date. No options may be exercised by any person after the expiration of its term.
Limitations. If the aggregate fair market value of all shares of common stock subject to an optionee’s incentive stock options granted by the Company that are exercisable for the first time during any calendar year exceeds $100,000, the excess options will be treated as nonstatutory options.
Terms and Conditions of SARs
Each SAR granted under the 1995 Plan is evidenced by a written SAR agreement between the recipient and the Company and is subject to the other terms and conditions as provided under the 1995 Plan. Each SAR granted under the 1995 Plan will be evidenced by an agreement that specifies the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Plan Administrator, in its sole discretion, will determine, subject to the terms and conditions as provided under the 1995 Plan.
Exercise Price. The Plan Administrator, subject to the provisions of the 1995 Plan, will have complete discretion to determine the terms and conditions of SARs granted under the 1995 Plan. No SAR may be granted with a per share exercise price less than 100% fair market value of an underlying share on the date of grant, provided, that SARs may be granted with a per share less than 100% fair market value on the date of grant pursuant to a merger or other corporate transaction. As described further above, the exercise price for the shares or cash to be issued under a SAR granted under the 1995 Plan may not be changed without stockholder approval.
Dividends. No dividends are payable prior to the vesting of a SAR.
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Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, the holder of the SAR shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the amount by which the fair market value of a share on the date of exercise exceeds the exercise price multiplied by (ii) the number of shares with respect to which the SAR is exercised.
Payment upon Exercise of Stock Appreciation Right. At the discretion of the Plan Administrator, and as specified in the agreement evidencing the SAR, payment to the holder of a SAR may be in cash, shares of our common stock or a combination thereof. In the event that payment to the holder of a SAR is settled in cash, the shares available for issuance under the 1995 Plan will not be diminished as a result of the settlement.
Expiration of SARs. SARs granted under the 1995 Plan expire as determined by the Plan Administrator, but in no event later than seven years from the date of grant. No SAR may be exercised by any person after its expiration.
Termination of Employment or Service. If a participant’s employment or service terminates for any reason (other than the participant’s death or disability), then all SARs, to the extent exercisable, held by such participant under the 1995 Plan will remain exercisable until the earlier of (i) such period of time as is set forth in his or her SAR agreement (or, in the absence of a stated period, three months following the termination of the participant’s employment or service), or (ii) the expiration date of the SAR.
Death or Disability. If a participant is unable to continue employment or service with the Company as a result of disability or dies while providing employment or other service to the Company, then all SARs, to the extent exercisable, held by such participant under the 1995 Plan will remain exercisable until the earlier of (i) 12 months after the date of termination of the participant’s employment or service, or (ii) the expiration date of the SAR.
Terms and Conditions of RSUs
Grant of RSUs. The Plan Administrator, subject to the provisions of the 1995 Plan, will have complete discretion to determine the terms and conditions of RSUs granted under the 1995 Plan, which uses the defined term “Restricted Stock” to refer to RSUs. The Plan Administrator will determine the number of shares subject to RSUs granted to any participant, and (ii) the conditions that must be satisfied (typically based principally or solely on continued provision of services, but may include a performance-based component) for the grant or vesting of RSUs.
No Dividends or Other Stockholder Rights. Until the shares are issued under the RSUs, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the underlying shares.
RSU Agreement. Each RSU will be evidenced by an agreement that shall specify such terms and conditions as the Plan Administrator will determine; provided, however, that if the RSU grant has a purchase price, such purchase price must be paid no more than 10 years following the date of grant.
Terms and Conditions of Performance Shares and Performance Units
Grant of Performance Shares. The Plan Administrator, subject to the provisions of the 1995 Plan, will have complete discretion to determine the terms and conditions of Performance Shares granted under the 1995 Plan. The Plan Administrator will determine (i) the number of shares of our common stock subject to a Performance Share award granted to any participant, and (ii) the conditions that must be satisfied (typically based principally or solely on achievement of performance milestones, but may include a service-based component) for the grant or vesting of Performance Shares.
Performance Share Award Agreement. Each Performance Share grant will be evidenced by an agreement that will specify the terms described in the preceding paragraph and such other terms and conditions as the Plan Administrator, in its sole discretion, will determine.
Grant of Performance Units. Performance Units are similar to Performance Shares, except that they will be settled in cash in an amount equivalent to the fair market value of the underlying shares of common stock, determined as of the vesting date. Each Performance Unit will be granted in the form of units or rights to acquire shares of common stock, provided that such unit or right will be the cash equivalent of one share of common stock. The Plan Administrator, subject to the provisions of the 1995 Plan, will have complete discretion to determine the terms and conditions of Performance Units granted under the 1995 Plan. The Plan Administrator will determine the conditions that must be satisfied (typically based principally or solely on achievement of performance milestones but may include a service-based component) for the grant or vesting of Performance Units. The shares available for issuance under the 1995 Plan will not be diminished as a result of the settlement of a Performance Unit in cash.
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Performance Unit Award Agreement. Each Performance Unit grant will be evidenced by an agreement that will specify such terms and conditions as the Plan Administrator will determine. The Plan Administrator determines the number of Performance Units to be granted to a Participant, provided that during any fiscal year of the Company, no participant will receive Performance Units having an initial value greater than one million dollars, except that a participant may receive Performance Units in a fiscal year of the Company in which his or her service as a participant first commences with an initial value no greater than two million dollars.
No Dividends or Other Stockholder Rights. Until the shares are issued under the Performance Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the underlying shares. No right to vote or receive dividends or any other rights as a stockholder will exist with respect to Performance Units or the cash payable under any Performance Units.
Terms and Conditions of Deferred Stock Units
Grant of Deferred Stock Units. Deferred Stock Units will consist of an RSU, Performance Share or Performance Unit award that the Plan Administrator permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Plan Administrator. Deferred Stock Units are subject to the individual annual limits that apply to each type of awards and the annual limits applicable to underlying awards.
Non-Transferability of Awards
Unless determined otherwise by the Plan Administrator, an award granted under the 1995 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Plan Administrator makes an award granted under the 1995 Plan transferable, such award will contain such additional terms and conditions as the Plan Administrator deems appropriate. In no event may an award granted under the 1995 Plan be transferred to any third party for value, unless approved by our stockholders in advance.
Adjustment Upon Changes in Capitalization; Corporate Transactions
Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the common stock of the Company by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other increase or decrease in the number of issued shares of our common stock effected without receipt of consideration by the Company, appropriate proportional adjustments will be made in the number of shares of stock authorized for issuance under the 1995 Plan, the individual fiscal year limits applicable to RSUs, Performance Share awards, SARS and options, the number of shares of stock subject to any award outstanding under the 1995 Plan, and the exercise price of any such outstanding option, RSU or other award. Any such adjustment will be made upon approval of the Compensation Committee, whose determination will be conclusive.
In the event that we are acquired in any merger of the Company with or into another corporation or the sale of substantially all of the assets, each outstanding award granted under the 1995 Plan will be assumed or an equivalent right substituted by a successor corporation. If such awards granted under the 1995 Plan are not assumed or substituted, they become fully vested (and, if applicable, fully exercisable) prior to the closing of such merger or sale of assets. Holders of options or SARs that are not assumed or substituted will be notified in advance and provided with fifteen days from the date of such notice to exercise their options or SARs, after which the options or SARs will terminate.
In the event of the proposed dissolution or liquidation of the Company, the Plan Administrator will notify each holder of an award under the 1995 Plan as soon as practicable prior to such proposed transaction, and, in its discretion may allow options or SARs to be exercised until ten days prior to such transaction as to all covered shares. In addition, the Plan Administrator may provide that any repurchase option or forfeiture rights applicable to any award granted under the 1995 Plan will lapse 100%, and that any vesting will accelerate 100% upon consummation of such proposed action. To the extent it has not been previously exercised (with respect to options and SARs) or vested (with respect to other awards), each award under the 1995 Plan will terminate immediately prior to the consummation of such proposed transaction.
Amendment, Suspensions and Termination of the 1995 Plan
Our Board of Directors may amend, suspend or terminate the 1995 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (“Rule 16b-3”) or Section 422 of the Code, or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Company’s common stock is listed or quoted. No amendment, alteration, suspension or termination of the 1995 Plan will impair the rights of any participant, unless mutually agreed otherwise in writing between the participant and the Plan Administrator.
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Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 1995 Plan. The summary is based on existing U.S. federal income tax laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Options. Options granted under the 1995 Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory options.
An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to alternative minimum tax or may affect the determination of the optionee’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). Upon the sale or exchange of the shares more than two years after grant of an incentive stock option and more than one year after exercising the option, any gain or loss relative to the exercise price will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the excess if any of the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares, over the exercise price of the shares. Any additional gain or loss recognized on such a premature disposition of the shares relative to such lower price will be characterized as long-term or short-term capital gain or loss, depending on the holding period. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent premature dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.
All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time the optionee is granted a nonstatutory option. However, upon the exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. For employees, such taxable income recognized in connection with the exercise of a nonstatutory option will be subject to tax withholding. Upon resale of such shares by the optionee, any difference between the sale price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.
Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of common stock received. Any additional gain or loss recognized upon any later disposition of the shares of common stock received would be taxed as capital gain or loss, which will be treated as long-term or short-term capital gain or loss, depending on the holding period.
RSU, Performance Units and Performance Shares. A participant will not have taxable income upon grant of RSU, Performance Units or Performance Shares. Instead, he or she will recognize ordinary income at the time of vesting and settlement equal to the fair market value of the vested shares or cash received, minus any amount paid for the vested shares of common stock.
Medicare Surtax. A participant’s annual “net investment income,” as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 1995 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.
Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 1995 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states, such as California, have enacted laws similar to Section 409A that impose additional taxes, interest and penalties on nonqualified deferred compensation arrangements in the event of failure to comply with the applicable state requirements. The Company will have withholding and reporting requirements with respect to such amounts.
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Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 1995 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our CEO and certain other current and former officers of the Company that qualify as “covered employees” within the meaning of Section 162(m) of the Code (the “Covered Employees”). Under Section 162(m) of the Code, the annual compensation paid to any of these Covered Employees will be deductible only to the extent that it does not exceed $1,000,000.
Grants to NEOs, Executive Officers and Other Employees
The Company is unable to predict the amount of benefits that will be received by, or allocated to, any participant under the 1995 Plan. The table that follows shows the RSUs granted under the 1995 Plan during 2023 to the NEOs, all current executive officers as a group and all other employees as a group. No member of our Board of Directors who is not also an executive officer is eligible for awards under the 1995 Plan. The Company did not grant any other types of awards under the 1995 Plan during 2023.
Plan Benefits: 1995 Stock Plan
	Time-Based RSUs(1)		Performance-Based RSUs(1)		Total RSUs
Name and Position	Number of Shares	Grant Date Fair Value	Number of Shares	Grant Date Fair Value	Number of Shares	Grant Date Fair Value
Patrick J. Harshman President & CEO	149,722	$2,031,728	149,722	$1,962,855	299,444	$3,994,583
Walter Jankovic Chief Financial Officer	118,343	$1,759,472	59,172	$1,161,546	177,515	$2,921,018
Jeremy Rosenberg Former Interim Chief Financial Officer	34,819	$472,494	—	—	34,819	$472,494
Sanjay Kalra Former Chief Financial Officer	—	—	—	—	—	—
Nimrod Ben-Natan Senior Vice President and General Manager, Broadband Business	69,638	$944,988	34,819	$459,680	104,457	$1,404,668
Neven Haltmayer Senior Vice President, Video R&D	60,585	$822,138	—	—	60,585	$822,138
Ian Graham Senior Vice President, Global Sales	45,265	$614,246	—	—	45,265	$614,246
All current executive officers, as a group (5 persons)	443,553	$6,172,572	243,713	$3,584,081	687,266	$9,756,653
All employees who are not executive officers, as a group	1,760,335	$24,455,059	—	—	1,760,335	$24,455,059
(1)
See the “Grant of Plan-Based Awards” table on page 49 of this proxy statement for equity award grant dates and footnotes (2)-(6) to the table for vesting and other details of the awards to the NEOs. The number of shares subject to performance-based RSUs shown assumes achievement of the applicable performance goals at the target level of achievement. The maximum number of shares that may vest under the performance-based RSUs is 150% of the target number of shares

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENT TO THE COMPANY’S 1995 PLAN TO (I) INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 5,000,000 SHARES AND (II) EXTEND THE TERM OF THE 1995 PLAN TO MARCH 1, 2030.

34

PROPOSAL 5:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed Ernst & Young LLP (“EY”), an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2024. EY has served as the Company’s independent registered public accounting firm since March 2021.
Stockholder approval is not required for the appointment of EY, as the Audit Committee has the responsibility for selecting an independent registered public accounting firm. However, the Board is submitting the selection of EY to the stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on the ratification of EY, the Audit Committee may reconsider its selection. Representatives of EY are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. Such representatives also are expected to be available to respond to appropriate questions from stockholders.
Independent Registered Public Accounting Firm Fees
Aggregate fees for professional services rendered for the Company by EY for the years ended December 31, 2023 and December 31, 2022 were as follows:
	2023	2022
	(In thousands)
Audit Fees	$2,475	$1,803
Audit-Related Fees	—	—
Tax Fees	57	—
All Other Fees	1	54
Total	$2,533	$1,857
Audit Fees. These amounts represent fees billed for professional services rendered for the audit of our consolidated financial statements and review of interim statements included in quarterly reports and services that are normally provided by EY in connection with statutory and regulatory filings or engagements.
Tax Fees. This amount represents fees billed for tax services provided in connection with a potential transaction.
All Other Fees. This amount primarily represents fees billed for a review of the Company’s cybersecurity systems and policies.
Consistent with its charter, the Audit Committee pre-approves all audit and non-audit services from our independent registered public accounting firm. Pre-approval authority may be delegated by the Audit Committee to the Chair of the Audit Committee.
The Audit Committee considered whether the services provided by EY were compatible with maintaining the independence of EY, and concluded that the independence of EY was maintained and was not compromised by the non-audit services provided.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

[35]

Audit Committee Report
In accordance with a written charter adopted by Harmonic’s Board of Directors and posted on the Company’s website at www.harmonicinc.com, the Audit Committee of the Board of Directors serves as the representative of the Board of Directors for general oversight of the quality and integrity of the Company’s financial accounting and reporting process, system of internal control over financial reporting, audit process, and process for monitoring compliance with related laws and regulations. The Audit Committee engages the Company’s independent registered public accounting firm and approves the scope of both audit and non-audit services. Harmonic’s management has primary responsibility for preparing financial statements and the financial reporting process.
Ernst & Young LLP, Harmonic’s independent registered public accounting firm for the year ended December 31, 2023, was responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the standards set by the Public Company Accounting Oversight Board (“PCAOB”) and to issue reports thereon.
The Audit Committee has:
1.
Reviewed and discussed the audited consolidated financial statements and certifications thereof with Company management and Ernst & Young LLP and management has represented to the Audit Committee that Harmonic’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States;

2.
Discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB, including discussion of the quality and acceptability of Harmonic’s financial reporting process and controls, and the SEC; and

3.
Received the written disclosures and letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, discussed with Ernst & Young LLP its independence, and considered whether the provision of the non-audit services described above, if any, was compatible with maintaining their independence.

The Audit Committee meets regularly with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s adherence to applicable accounting principles and practices.
In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of Harmonic’s management, which has primary responsibility for preparing financial statements and the financial reporting process, and the independent registered public accounting firm, which, in their report, expresses an opinion on the conformity of Harmonic’s annual consolidated financial statements to accounting principles generally accepted in the United States and of the Company’s internal control over financial reporting in accordance with the standards set by the PCAOB. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements of Harmonic for the three years ended December 31, 2023 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
The Audit Committee
Deborah Clifford
Sophia Kim
Susan G. Swenson
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EXECUTIVE OFFICERS
The following sets forth certain information regarding the executive officers of Harmonic as of April 1, 2024.
Name	Age	Position
Patrick J. Harshman	59	President and Chief Executive Officer
Walter Jankovic	55	Chief Financial Officer
Nimrod Ben-Natan	56	Senior Vice President and General Manager, Broadband Business
Neven Haltmayer	59	Senior Vice President, Video R&D
Ian Graham	63	Senior Vice President, Global Sales
Patrick J. Harshman joined Harmonic in 1993 and was appointed President and CEO and as a member of our board of directors in May 2006. Prior to 2006, he held several executive leadership positions for Harmonic, including management of marketing, international sales, product management, and research and development functions. Mr. Harshman earned a Ph.D. in Electrical Engineering from the University of California, Berkeley, and completed an Executive Management Program at Stanford University. Mr. Harshman will step down as our President and CEO following the Annual Meeting.
Walter Jankovic joined Harmonic in May 2023 as Chief Financial Officer. Prior to Harmonic, Mr. Jankovic was the Senior Vice President and General Manager, Datacom Business Unit, at Lumentum, a provider of optical and photonic products, from December 2018 to October 2022. Prior to Lumentum, Mr. Jankovic served as President, Optical Connectivity, at Oclaro, Inc., a provider of optical components and modules that was acquired by Lumentum in 2018, from February 2018 to December 2018. Previously, from 2005 to 2018, he served in a number of senior finance and business unit leadership roles at Celestica Inc., an electronics manufacturing services company, including Vice President of Finance for three different business segments; Senior Vice President, Communications and Internet Service Provider Markets; and, most recently, Senior Vice President, Advanced Industrial and HealthTech Markets. Prior to Celestica, Mr. Jankovic served in various finance leadership roles at Nortel Networks. Earlier in his career, he was an engagement manager at Deloitte. Mr. Jankovic holds a B.A. in Chartered Accountancy Studies and a Master of Accounting from the University of Waterloo, and is a Chartered Professional Accountant (CPA, CA, CMA).
Nimrod Ben-Natan joined Harmonic in 1996, was named Vice President of Product Marketing, Solutions and Strategy, in 2007, and was appointed Senior Vice President and General Manager, Cable Products, in June 2012. Mr. Ben-Natan will be appointed as our President and CEO, following the Annual Meeting, effective as of the resignation of Mr. Harshman. From 1993 to 1997, Mr. Ben-Natan served as an Embedded Software Engineer at Orckit Communications Ltd., a digital subscriber line developer. Previously, he worked on wireless communications systems while he was with the Israeli Defense Signal Corps from 1988 to 1993. Mr. Ben-Natan holds a B.A. in Computer Science from Tel Aviv University.
Neven Haltmayer joined Harmonic in 2002, and was appointed Senior Vice President, Research and Development, in March 2011. Prior to his appointment, Mr. Haltmayer served as Vice President, Research and Development, from 2005 to 2011. From 2002 to 2005, Mr. Haltmayer was Director of Engineering of Compression Systems and managed the development of Harmonic’s MPEG-2 and MPEG-4 AVC/H.264 encoder and Electra product lines. Between 2001 and 2002, Mr. Haltmayer held various key positions at Canal Plus Technologies, a set-top decoder technology company, including Vice President of Engineering, and was responsible for system integration and development of set top box middleware and interactive applications. Mr. Haltmayer holds a B.S. in Electrical Engineering from the University of Zagreb, Croatia.
Ian Graham joined Harmonic in 2008, and was appointed Senior Vice President, Global Sales and Video Services, in August 2020. From February 2019 to July 2020, Mr. Graham served as Senior Vice President, International Sales and Video Services, focusing on Asia Pacific, Europe, Middle East, Africa (EMEA) and Latin America. From January 2017 to February 2019, he was Vice President of Sales for EMEA and Latin America, and from 2008 to 2017, he served as Vice President of Sales for EMEA. Prior to joining Harmonic, Mr. Graham was the Vice President of EMEA Sales at Motorola, Connected Home Solutions. Mr. Graham received a bachelor’s degree in Public Administration from Sheffield Hallam University.
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COMPENSATION DISCUSSION AND ANALYSIS
Compensation Philosophy and Programs
The Company’s executive compensation programs are designed to attract, motivate and retain executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. Consistent with this philosophy, the following goals provide a framework for our executive compensation program:
•	provide a competitive total compensation package to attract, retain and motivate executives who must operate in a demanding and rapidly changing business environment;
•
relate total compensation for each executive, consisting of base salary, annual cash bonus and equity awards, to overall Company performance and, in the case of base salary and equity awards, to individual performance;

•	tie incentive bonus compensation to the Company’s achievement of objective performance parameters;
•
reflect competitive market requirements and strategic business needs in determining the appropriate mix of cash and non-cash compensation and short-term (base salary and annual cash bonus) and long-term compensation (equity awards);

•
put at risk a significant portion of each executive’s total target direct compensation (base salary, annual cash bonus, and equity awards), with the intent to reward superior performance by the Company; and

•	align the interests of our executives with those of our stockholders.
At our 2023 annual meeting of stockholders, we held a stockholder advisory vote on the compensation of our NEOs, commonly referred to as a “say-on-pay vote.” Our stockholders approved the compensation of our NEOs, with approximately 97% of stockholder votes cast voting in favor of the say-on-pay proposal. As we evaluated our compensation practices and talent needs throughout 2023, we were mindful of the support our stockholders expressed for our philosophy of linking compensation to our financial goals and in support of enhancing stockholder value. As a result, the Compensation Committee decided to retain our general approach with respect to our executive compensation programs, with an emphasis on delivering long-term and short-term incentive compensation that rewards our executives commensurate with the value they deliver to our stockholders.
2023 Named Executive Officers
Our NEOs for 2023 were:
Name	Position
Patrick J. Harshman	President and Chief Executive Officer
Walter Jankovic(1)	Chief Financial Officer
Jeremy Rosenberg(1)	Former Interim Chief Financial Officer
Sanjay Kalra(1)	Former Chief Financial Officer
Nimrod Ben-Natan	Senior Vice President and General Manager, Broadband Business
Neven Haltmayer	Senior Vice President, Video R&D
Ian Graham(2)	Senior Vice President, Global Sales
(1)
Mr. Kalra resigned from the Company in March 2023, upon which Mr. Rosenberg was appointed Interim Chief Financial Officer in March 2023. Mr. Jankovic joined the Company as Chief Financial Officer in May 2023.

(2)	Mr. Graham will be leaving the Company on July 5, 2024.
Role of the Compensation Committee
The Compensation Committee is responsible for approval of the Company’s executive compensation policies, compensation paid to executive officers, and administration of the Company’s equity incentive plans. The Compensation Committee currently consists, and during all of 2023 consisted, of Ms. Reaugh and Messrs. Gallagher and Krall, and Mr. Whalen was a member of the Compensation Committee until he resigned from the Board in June 2023. None of the members of the Compensation Committee is an employee of the Company, and each member is independent under applicable NASDAQ listing standards and Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The charter of the Compensation Committee was adopted by the Board of Directors, and is posted on Harmonic’s website at www.harmonicinc.com.
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Role of the Compensation Consultant
The Compensation Committee has retained the services of Compensia, Inc. (“Compensia”), an independent compensation consulting firm, to assist the Compensation Committee in the evaluation of appropriate cash and equity compensation for executive management and the Board. Compensia provides no other services to the Company. Compensia makes recommendations to the Compensation Committee on the design and implementation of compensation plans, assists in determining the appropriate number of shares to be used for equity awards granted under the Company’s equity plans, reviews market and other data and recommendations provided by management, and also reviews specific compensation proposals for each of the Company’s NEOs. Compensia attends all or part of certain Compensation Committee meetings, as requested by the Compensation Committee.
In 2023, the Compensation Committee considered and assessed all relevant factors, including those set forth in Rule 10C-1(b)(4) (i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to Compensia’s work. Based on this review, the Compensation Committee is not aware of any conflict of interest that has been raised by the work performed by Compensia.
Role of Management
Our CEO, assisted by our General Counsel and Senior Vice President, Human Resources, supports the Compensation Committee in establishing meeting agendas. The CEO makes recommendations to the Compensation Committee with respect to the compensation of other members of executive management and the design and implementation of incentive compensation programs for NEOs. For 2023 executive compensation, these recommendations were based in part on executive compensation market data and market trend reports provided by Compensia to the Compensation Committee. The Compensation Committee considers the recommendations of management, but is not bound by such recommendations. The CEO does not make recommendations to the Compensation Committee with respect to his own compensation and no member of management is present at any portion of Compensation Committee meetings when his or her compensation is deliberated or decisions are made.
Management of Risk Arising from Incentive Compensation Policies
The Compensation Committee has considered whether the Company’s overall compensation program for employees creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. The Compensation Committee believes that our incentive plans are typical for our industry and market competitive, and that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. Several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long-term and short-term compensation incentives that we believe are properly weighted, the uniformity of compensation policies across the Company, caps on payments from the plans and the use of our business plan, which the Compensation Committee believes sets an appropriate level of risk for the Company, as a baseline for our incentive bonus plan targets. We also believe the Company’s internal legal and financial controls, as well as the Clawback Policy described on page 46 of this Proxy Statement, appropriately mitigate the probability and potential impact of an individual employee committing the Company to inappropriate transactions in exchange for short-term compensation benefits.
Elements of Compensation
In order to achieve the above goals, our total compensation packages for our executive officers include base salary and annual bonus paid in cash, as well as long-term equity compensation, all as described in greater detail below. We also make available benefit plans to our executive officers which are generally provided to all regular full-time employees of Harmonic. We believe that appropriately balancing the total compensation package and ensuring a significant portion of the package is incentive-based is necessary in order to provide market-competitive compensation. We aim to balance the various components of our compensation program for NEOs in order to motivate executives to improve our results on a cost-effective basis. The factors which are used to determine individual compensation packages are generally similar for each NEO, including our CEO. These may include, as the compensation committee may deem appropriate, factors such as: the role and importance of such individual’s contributions to the Company’s ability to execute on its business strategy and objectives; the responsibilities and nature of the functions performed; tenure, skills, and experience; value of unvested equity awards held by the NEO; internal pay equity; Company performance; historical compensation practices; and competitive labor market pressures.
In order to assess our compensation competitiveness against peer companies in 2023, the Compensation Committee, with input from Compensia, approved a compensation peer group in 2022, which included 20 companies. These peer companies were selected primarily from the telecommunications, video services technology and software industries based principally on revenue (generally from 0.5x to 2.0x our annual revenue) and market capitalization (generally from 0.33x to 3.0x our market capitalization) data that placed Harmonic approximately in the middle of the range, as well as on such companies’ headquarters proximity to Silicon Valley, which is the location of the Company’s headquarters. 16 of the companies in the peer group were the same as the peer companies approved by the Compensation Committee in 2021, and four new companies – Cambium Networks, Gogo, MaxLinear and Netgear – were added to the
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peer group to replace CalAmp, Comtech Telecommunications, Voxx International (the size of these three companies was beyond peer comparison parameters with respect to market capitalization) and QAD (this company was acquired). Each of the newly added companies fit within most of the peer comparison parameters.
Data prepared by Compensia for the compensation peer group was used by the Compensation Committee to assess the general competitiveness of the 2023 cash and equity compensation, and for the design and implementation of compensation packages and for specific proposals related to the individual elements and total compensation packages for other NEOs, as well as for other employees.
The approved peer group for 2023 consisted of the following companies:
A10 Networks	Extreme Networks
ADTRAN	Gogo
Alpha and Omega Semiconductor	InterDigital
Aviat Networks	MaxLinear
Avid Technology	NeoPhotonics
Calix	NETGEAR
Cambium Networks	Progress Software
Casa Systems	Ribbon Communications
Digi International	Universal Electronics
DZS	Xperi Holding Corporation
Base Salary
Base salaries for NEOs, including that of the CEO, are set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. The Compensation Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions, individual performance and responsibilities, and the Company’s financial position. Given that the Company is intended to fit within the middle of the range of the various peer comparison parameters used to set the peer group, when reviewing salaries, the Compensation Committee references the 50th and 60th percentile of total cash compensation (base salary and target bonus) of the compensation peer group for purposes of assessing the general competitiveness of total cash compensation of the NEOs, based on position, with the intent that superior performance under incentive bonus plans would enable the executive to elevate total cash compensation to levels that are above the median of comparable companies.
Following a review of the above factors, the data for the 2023 compensation peer group and market conditions in consultation with Compensia, the Compensation Committee believed that in order to remain market competitive, it was necessary and appropriate to increase the base salaries of each of the NEOs, as set forth in the table below, so that total cash compensation for each NEO would be near or within the 50th and 60th percentile range of the Company’s compensation peer group:
Name	2022 Base Salary	2023 Base Salary	Percent Change
Patrick Harhman	$567,666	$700,000	23%
Walter Jankovic(1)	—	$440,000	—
Jeremy Rosenberg(2)	$315,000	$330,750	5%
Sanjay Kalra(3)	$442,000	$442,000	—
Nimrod Ben-Natan(4)	$353,376	$371,045	5%
Neven Haltmayer	$384,315	$403,531	5%
Ian Graham(5)	$310,409	$325,929	5%
(1)	Mr. Jankovic joined the Company as Chief Financial Officer in May 2023. His salary was negotiated between the Company and Mr. Jankovic in connection with his hire.
(2)
Mr. Rosenberg was appointed Interim Chief Financial Officer in March 2023. See footnote 3 to the Summary Compensation Table on page 48 of this Proxy Statement for details on the additional compensation Mr. Rosenberg received for his service as Interim Chief Financial Officer.

(3)	Mr. Kalra resigned from the Company in March 2023. Accordingly, no adjustment was made to his salary for 2023.
(4)	Mr. Ben-Natan is paid in Israeli Shekels and his salary information has been converted into U.S. dollars.
(5)	Mr. Graham is paid in British pound sterling and his salary information has been converted into U.S. dollars.
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Incentive Bonus Plans
The Company’s annual incentive bonus plans in which NEOs participate reflect the Compensation Committee’s belief that a meaningful component of executive compensation should be contingent on the Company achieving performance targets, thereby introducing a significant element of “pay for performance” and appropriate incentives to produce superior results tied to our business success. Except as otherwise noted, each NEO participated in one annual incentive bonus plan in 2023, as discussed below.
The 2023 salary earned by each NEO as set forth on the Summary Compensation Table on page 48 of this Proxy Statement, and the bonus target opportunity as a percentage of salary (which remained unchanged from 2022 for each NEO) and applicable 2023 incentive bonus plan for each NEO, is set forth below:
Name	2023 Salary Earned	Target 2023 Bonus as % of Annual Salary	Applicable 2023 Incentive Bonus Plan
Patrick Harshman	$697,455	125%	Corporate Bonus Plan
Walter Jankovic(1)	$262,308	75%	Corporate Bonus Plan
Jeremy Rosenberg(2)	$330,447	60%	Corporate and Broadband Bonus Plans
Sanjay Kalra(3)	$85,000	76%	Corporate Bonus Plan
Nimrod Ben-Natan(4)	$371,045	60%	Broadband Bonus Plan
Neven Haltmayer	$403,161	60%	Video Bonus Plan
Ian Graham(5)	$325,929	100%	Corporate Bonus Plan
(1)	Mr. Jankovic joined the Company as Chief Financial Officer in May 2023. His target bonus opportunity was negotiated between the Company and Mr. Jankovic in connection with his hire.
(2)
Mr. Rosenberg was appointed Interim Chief Financial Officer in March 2023. His target bonus opportunity was unchanged in connection with his appointment. Mr. Rosenberg participated in the Corporate Bonus Plan for the first half of 2023 in connection with serving as Interim CFO of the Company, and then participated in the Broadband Bonus Plan for the second half of 2023 when he resumed his business development role in the Broadband business.

(3)	Mr. Kalra resigned from the Company in March 2023.
(4)	Mr. Ben-Natan is paid in Israeli Shekels and his salary amount has been converted into U.S. dollars.
(5)	Mr. Graham is paid in British pound sterling and his salary amount has been converted into U.S. dollars.
2023 Bonus Plans, achievement and payouts
For 2023, the Compensation Committee agreed to incentivize performance based on financial performance goals established by the committee in February 2023 under three incentive bonus plans (the “Bonus Plans”) for our NEOs. The Compensation Committee approved the Bonus Plans to focus the NEOs and other incentive plan participants on revenue growth and improved profitability, which the committee believes are important indicators of the Company’s business growth and success. The Compensation Committee believed that the performance goals for the Bonus Plans were challenging but achievable, based on its review of the Company’s operating plan for 2023 when setting the goals, the experience of the members of the Compensation Committee with respect to the Company’s historical performance, and the business and industry outlook.
Each performance goal was allocated a percentage weighting (with the sum of such weights totaling 100% under each Bonus Plan) and the extent to which the performance goal was achieved and the weighting for such goal determined the payout, if any, attributable to such goal. The Bonus Plans provided for mid-year payouts based on year-to-date achievement of the financial goals. Mid-year payouts, if any, additionally were limited to 100% of the NEO's mid-year target bonus opportunity. The Compensation Committee established a minimum threshold that had to be met in order for any mid-year and year-end payouts to be made under the Bonus Plans, as well as a maximum full-year payout cap, applicable to all performance goals under the Bonus Plans, as set forth in the table below.
Achievement	Payout
< 80%	0%
80%	50%
100%	100%
110%	200%
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The summary tables below set forth the achieved payouts under each of the components of the Bonus Plans, and the resulting earned payout to each of the NEOs under their applicable Bonus Plan, as a percentage of the NEO’s target bonus opportunity mid-year and for the full year. All amounts earned by the NEOs under the Bonus Plans were paid in cash, and year-end payouts were net of any amounts that were paid mid-year.
Corporate Bonus Plan
	Target		Actual		Achievement		Payout Result		Weight Allocation (%)	Weighted Payout
Performance Goals	Mid-Year ($M)	Full-Year ($M)	Mid-Year ($M)	Full-Year ($M)	Mid-Year (%)	Full-Year (%)	Mid-Year (%)	Full-Year (%)		Mid-Year (%)	Full-Year (%)
Video Business Operating Profit	0.0	16.5	(0.8)	(7.5)	0.0	(45.4)	0.0	0.0	25.0	0.0	0.0
SaaS Revenue	22.6	50.9	25.2	50.9	111.4	101.4	100.0	113.7	25.0	25.0	28.4
Broadband Business Operating Profit	37.5	86.6	37.6	63.8	100.2	73.7	100.0	50.0	32.5	32.5	16.3
Fiber-to-the-home (FTTH) Revenue	18.1	37.6	6.8	27.7	37.5	73.6	0.0	0.0	17.5	0.0	0.0
Total payout for Messrs. Graham, Harshman, Jankovic and Rosenberg: *											44.7
*
Mr. Jankovic joined the Company in May 2023 and his 2023 bonus payout was therefore prorated to his start date. Mr. Kalra resigned from the Company in March 2023 and therefore did not receive any bonus payout in 2023. Mr. Rosenberg participated in the Corporate Bonus Plan for the first half of 2023 in connection with serving as Interim CFO of the Company, and then participated in the Broadband Bonus Plan for the second half of 2023 when he resumed his business development role in the Broadband business; he received 28.75% of his full-year target bonus opportunity under the Corporate Bonus Plan and did not receive any payout under the Broadband Bonus Plan.

Video Bonus Plan
	Target		Actual		Achievement		Payout Result		Weight Allocation (%)	Weighted Payout
Performance Goals	Mid-Year ($M)	Full-Year ($M)	Mid-Year ($M)	Full-Year ($M)	Mid-Year (%)	Full-Year (%)	Mid-Year (%)	Full-Year (%)		Mid-Year (%)	Full-Year (%)
Video Business Operating Profit	0.0	16.5	(0.8)	(7.5)	0.0	(45.4)	0.0	0.0	50.0	0.0	0.0
SaaS Revenue	22.6	50.9	25.2	50.9	111.4	101.4	100.0	113.7	50.0	50.0	56.8
Total payout for Mr. Haltmayer:											56.8
Broadband Bonus Plan
	Target		Actual		Achievement		Payout Result		Weight Allocation (%)	Weighted Payout
Performance Goals	Mid-Year ($M)	Full-Year ($M)	Mid-Year ($M)	Full-Year ($M)	Mid-Year (%)	Full-Year (%)	Mid-Year (%)	Full-Year (%)		Mid-Year (%)	Full-Year (%)
Broadband Business Operating Profit	37.5	86.6	37.6	63.8	100.2	73.7 *	100.0	50.0	65.0	65.0	32.5
Fiber-to-the-home (FTTH) Revenue	18.1	37.6	6.8	27.7	37.5	73.6	0.0	0.0	35.0	0.0	0.0
Total payout for Mr. Ben-Natan:**											32.5
*
While full-year performance was below the 80% payout threshold, the Broadband business achieved its operating profit target for the first half of 2023 ($37.5 million), resulting in a full payout for first-half performance.

**
Mr. Rosenberg participated in the Corporate Bonus Plan for the first half of 2023 in connection with serving as Interim CFO of the Company, and then participated in the Broadband Bonus Plan for the second half of 2023 when he resumed his business development role in the Broadband business. He did not receive any payouts under the Broadband Bonus Plan; he received 28.75% of his full-year target bonus opportunity under the Corporate Bonus Plan and did not receive any payout under the Broadband Bonus Plan.

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Equity Compensation Plans
The Compensation Committee believes that equity compensation is an essential tool to link the long-term interests of stockholders and employees, especially the CEO and executive management, and serves to motivate employees, and particularly executive management, to make decisions that will, in the long run, deliver the best returns to stockholders, thus rewarding excellent long-term performance. Consistent with 2022, for 2023, in light of a trend among the Company’s peer group as well as similarly situated publicly-listed technology companies favoring full-value awards, the Compensation Committee granted the Company’s NEOs and the Company’s other executives full-value awards and no stock options. These awards consisted of time-based RSUs, and in select cases, performance-based RSUs for our NEOs.
The Compensation Committee believes RSUs promote more direct alignment between the interests of our NEOs and those of our stockholders (since the value of RSUs correlates more directly with the value of our stock) as compared to stock options while rewarding our NEOs for stockholder value creation, as well as serve as a useful retention tool through multi-year vesting requirements. Additionally, performance-based RSUs provide enhanced incentive value by rewarding our NEOs for achieving important financial, strategic, or other objectives of the Company, consistent with our pay for performance philosophy.
The Compensation Committee may employ stock option grants in the future, either alone or in combination with RSUs and/or performance-based RSUs.
Time-based Vesting RSUs. The 2023 timed-based RSUs granted to executives and NEOs vest over 3 years subject to their continued service. In 2023, Messrs. Harshman, Jankovic, Ben-Natan, Haltmayer, Graham and Rosenberg were awarded time-based RSUs covering 149,722, 118,343, 69,638, 60,685, 45,265 and 34,819 shares of Company Common Stock, respectively.
TSR Awards. In 2023, Messrs. Harshman, Jankovic and Ben-Natan were also awarded performance-based RSUs (“PRSUs”) covering a target number of shares of 149,722, 59,172 and 27,855, respectively, with vesting based on the total stockholder return (“TSR”) to holders of Company Common Stock during a three-year performance period compared to the TSR of companies in the NASDAQ Telecommunications Index or any successor to that index (the “Index”) at both the beginning and end of the performance period (the “TSR Award”).
Key Terms	Description
Performance Period
Messrs. Harshman and Ben-Natan TSR Awards: Three-year performance period, from February 15, 2023, through February 14, 2026.
Mr. Jankovic TSR Awards: Three-year performance period, from May 22, 2023, through May 21, 2026.

Calculation of TSR
The beginning price and ending price of the Company and each company in the Index are calculated based on the average trading price over 90 consecutive trading days, as adjusted to reflect dividends reinvested on each ex-dividend date during the applicable period (or, in the case of the ending price, the full performance period).

Vesting
100% of the target number of RSUs will vest if the Company’s TSR is equal to the Index TSR during the performance period.
For each 1% that the Company TSR exceeds the Index TSR during the performance period, the percentage of the target number of RSUs that vest increases by 2%, from 100% up to a maximum of 150% (although this percentage is capped at 100% if the Company TSR is negative during the performance period).
For each 1% that the Company TSR is less than the Index TSR, the percentage of the target number of RSUs that vest will decrease by 2%, from 100% down to a minimum of 50%.
If the Company TSR is less than the Index TSR by 50% or more, no RSUs under the TSR Award will vest.

Continuous service	Vesting is contingent upon the NEO remaining in service with us through the applicable performance period.
Change of control
In the event of our “change in control” before the end of the performance period, performance will be measured by comparing the price being paid for a share of the Company’s Common Stock in such change in control to the TSR of the Index as of the day prior to the change in control, each as adjusted for any dividends during the performance period.
Any earned RSUs as a result of performance achievement described in the previous sentence will vest as follows: a prorated amount of such earned RSUs will vest on the change in control based on the number of months served during the performance period and the remaining earned portion of the award will vest quarterly through the end of the original three-year performance period, subject to continued service, and further subject to any vesting acceleration under his change of control severance agreement. See “Change-of-Control Agreements” section below.

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Upon vesting, shares are immediately issued and there are no additional time- or service-based conditions associated with the TSR Award or performance-based RSUs, other than the CEO stock ownership guidelines applicable to Mr. Harshman as further described below under “Stock Ownership Guidelines”. The Compensation Committee believes the TSR Awards appropriately incentivize Messrs. Harshman, Jankovic and Ben-Natan and provide a direct and effective means for more closely aligning these executive’s interests with those of our stockholders’ interests.
Performance-based RSU Award. In 2023, Mr. Ben-Natan was also awarded 6,964 PRSUs, with vesting conditioned upon the Company and a key Broadband business customer executing a commercial agreement in 2023 with a commitment to purchase more than $200 million of products and services, as well as Mr. Ben-Natan’s continued service through the date of certification by the Compensation Committee of such performance achievement. Mr. Ben-Natan timely fulfilled the vesting condition and therefore vested 100% in the PRSU award.
Equity Award Determinations. Consistent with past practice, the total equity pool (RSUs and PRSUs) for annual grants to be made to all employees in 2023, including NEOs, was determined principally by reference to industry-specific guidelines published by shareholder advisory firms and, in part, by historical practice. The guidelines generally refer to metrics such as total annual awards as a percentage of shares outstanding and total outstanding awards as a percentage of fully diluted shares. The Compensation Committee, in consultation with the CEO (except with respect to the CEO’s own compensation), determines the size and material terms of equity awards granted to the NEOs, taking into account the role and responsibility of the NEO, competitive factors including competition for technology executives; peer group data compiled by the Compensation Committee’s compensation consultant, the size and value of long-term equity compensation already held by each executive officer and the vested percentage; the proportion between RSUs, performance-based RSUs and stock options held by each NEO; the total target cash compensation opportunity for each NEO; and individual performance and retention objectives. See “Grant of Plan-based Awards” on page 49 of this proxy statement for a summary of all equity grants made to the NEOs in 2023.
With respect to Mr. Jankovic, the value of his RSUs and PRSUs was based on market data and negotiated in connection with his hire in May 2023. With respect to Mr. Rosenberg, the value of his RSUs was based on his role as Senior Vice President of Business Development and he did not receive additional equity award value for serving as Interim Chief Financial Officer.
See “Grant of Plan-based Awards” on page 49 of this proxy statement for a summary of all equity grants made to the NEOs in 2023.
Achievement of 2020 PRSU Award. In 2020, Mr. Harshman was awarded RSUs covering a target number of shares of 182,830, with vesting based on the TSR to holders of Company common stock during the three-year performance period compared to the TSR of companies in the Index at both the beginning and end of the performance period. The performance period ended on February 14, 2023. The Compensation Committee determined that Company TSR during the performance period exceeded the Index TSR by 88%, resulting in maximum vesting of 150% of the target number of shares of Mr. Harshman’s PRSU award, or 274,245 shares.
Equity Compensation Grant Practices
The Compensation Committee approves all equity grants, except for certain grants made to non-executive employees in the ordinary course of business, for which it has delegated authority to the CEO, within parameters approved in advance by the Compensation Committee, pursuant to an employee equity issuance policy (the “Employee Equity Issuance Policy”). The Compensation Committee reviews all grants made pursuant to the Employee Equity Issuance Policy. Initial hire grants of RSUs are made on the second Friday of each month, and any other grants made by the CEO pursuant to authority granted by the Compensation Committee are made on the Friday of the week of such grant. Stock options, if issued, are granted at 100% of the closing price of our stock on the Nasdaq Stock Market on the date of grant.
Initial hire awards that are granted to executives reporting to the CEO or awards that are above the CEO’s approved range are approved by the Compensation Committee, with the grant date being the day of approval by the Compensation Committee or a later date selected by the Compensation Committee and, if in the form of a stock option, the per share exercise price being the closing price of a share of Common Stock on the Nasdaq Stock Market on the grant date. The initial grants are effective as of the date of grant, with vesting generally beginning on the date of commencement of employment. Annual grants to NEOs and executives are usually made in the first half of the year, and, in 2023, these grants were made in February. This timing enables management and the Compensation Committee to consider performance by both the Company and the individual for the then most recently completed fiscal year and balance it against our expectations for the current year.
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We do not time the granting of RSUs or stock options with any favorable or unfavorable news released by the Company. The timing of initial grants is driven by the date of hire of our new employees. The Board of Directors and Compensation Committee meeting schedules, for review and approval of annual grants, are usually established several months in advance for the calendar year. Proximity of any awards to an earnings announcement or other market events is coincidental.
Retirement Benefits
The Company does not provide pension benefits or deferred compensation plans to any of its U.S. employees, including NEOs, other than a 401(k) deferred compensation plan which is open to all regular, full-time U.S. employees. The Company has a matching contribution policy for the 401(k) plan, of up to $1,000 a year for each participant, for 2023. For employees resident in non-U.S. jurisdictions, including Messrs. Ben-Natan and Graham, the Company makes required contributions to statutory pension and retirement schemes and, in a few countries, offers supplemental pension benefits in accordance with customary market practices.
Other Compensation
Other elements of compensation available to the Company’s NEOs include life and long-term disability insurance and health benefits. These benefits are available to all regular, full-time U.S. employees of the Company on the same basis, and similar benefits are provided to most employees in other countries. In addition, the Company may provide for relocation expenses to recruit key executives living outside the San Francisco Bay Area. Management periodically reviews the level of benefits provided to all employees and adjusts those levels as appropriate. The values of the benefits received by the NEOs pursuant to these other elements of compensation in 2021, 2022 and 2023 are included in the “All Other Compensation” column in the Summary Compensation Table on page 48 of this Proxy Statement.
Change-of-Control Severance Agreements
The Company does not have employment agreements with any of its present NEOs, other than standard local employment agreements entered into with Mr. Graham in 2008 and Mr. Ben-Natan in 2012, and an offer letter entered into with Mr. Jankovic in May 2023. It has, however, entered into change of control severance agreements (the “Severance Agreements”) with its NEOs. The Severance Agreements are designed to incentivize continuing service to the Company by NEOs in the event that the Company may be in discussions regarding strategic transactions and to provide short-term benefits in the event that a NEO’s position is eliminated or responsibilities or compensation are reduced following a change of control. The Company believes that these Severance Agreements help to ensure that, if the Board of Directors believes a potential transaction is in the best interests of the Company’s stockholders, its NEOs will remain focused on the consummation of such a potential transaction, without significant distraction or concern regarding their personal circumstances, such as continued employment.
Under the terms of each of the Severance Agreements, if within 18 months following a “change of control” of the Company (in each case, as defined in the relevant Severance Agreement), the NEO experiences an “involuntary termination” without “cause,” and not due to the NEO’s death or disability, then the NEO will receive:
•
a lump-sum cash payment of (i) in the case of Mr. Harshman, an amount equal to 200% of his base salary for the 12 months prior to the change of control; (ii) in the case of each of the other NEOs, an amount equal to 100% of the NEO’s base salary for the 12 months prior to the change of control;

•
a lump-sum cash payment of (i) in the case of Mr. Harshman, an amount equal to the greater of (x) 200% of his then annual target bonus or (y) 200% of the average of the actual bonuses paid to him in each of the two prior years; (ii) in the case of each of the other NEOs, an amount equal to the greater of (x) 100% of the NEO’s then annual target bonus or (y) 100% of the average of the actual bonuses paid to the NEO in each of the two prior years; and

•	Company-paid health, dental, and life insurance coverage for up to one year after termination of employment;
•
vesting acceleration of 100% of the unvested portion of any outstanding stock option or restricted stock units held by the NEO and exercisability of all such outstanding stock options for a period of one year after such termination; and

•	a lump-sum cash payment of $5,000 for outplacement assistance.
In the case of Mr. Haltmayer, his Severance Agreement further provides that he will receive the above-listed benefits for non-CEO NEOs and vesting acceleration if Mr. Haltmayer experiences an “involuntary termination” without “cause” upon or within 12 months following a sale of the Company’s Video business or Video SaaS business that is completed on or before December 31, 2024 (a “Video Transaction”). In addition, in the event a Video Transaction occurs and Mr. Haltmayer continues providing services to the Company through the date of the completion of the Video Transaction, then 50% of the then-unvested and outstanding portion of Mr. Haltmayer’s restricted stock units will accelerate vesting.
[45]

Under the Severance Agreements, “cause” generally means (i) any act of personal dishonesty taken by the NEO in connection with his or her responsibilities as an employee and intended to result in his or her substantial personal enrichment, (ii) the conviction of a felony, (iii) a willful act by the NEO which constitutes gross misconduct and which is injurious to the Company, and (iv) following delivery to the NEO of a written demand for performance from the Company which describes the NEO’s failure to substantially perform his or her duties, continued violations by the NEO of the NEO’s obligations to the Company which are demonstrably willful and deliberate on the NEO’s part.
Under the Severance Agreements, “change of control” generally means (i) any person becomes the beneficial owner of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; (ii)a change in our Board composition within a two-year period, as a result of which fewer than a majority of the directors are “incumbent directors” (meaning generally directors who either (A) are directors of the Company as of the date of the Severance Agreement, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the incumbent directors at the time of such election or nomination (but excluding an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company)); (iii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation; or (iv) the sale or disposition by the Company of all or substantially all the Company’s assets.
Under the Severance Agreements, “Involuntary termination” generally means (i) without the NEO’s consent, the significant reduction of duties, authority or responsibilities, or assignment of such reduced duties, authority or responsibilities; (ii) without the NEO’s consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the NEO; (iii) a reduction in base salary; (iv) a material reduction in the kind or level of employee benefits, including bonuses, with the result that the overall benefits package is significantly reduced; (v) without the NEO’s consent, relocation to a facility or location more than 25 miles from the then present location; (vi) purported termination which is not effected for disability or for cause, or any purported termination for which the grounds relied upon are not valid; (vii) the failure of the Company to obtain the assumption of the Severance Agreement by any successors contemplated thereunder; or (viii) any act or set of facts or circumstances which would, under California case law or statute, constitute a constructive termination.
In addition, the 2022 and 2023 TSR Awards for Mr. Harshman, and the 2023 TSR Awards for Messrs. Jankovic and Ben-Natan are subject to special treatment on a change of control. See “Equity Compensation Plans – TSR Award” above.
Stock Ownership Guidelines and Hedging Policy
The Company has adopted stock ownership guidelines applicable to its CEO, requiring the CEO to hold any shares issued, after withholding of shares for taxes resulting from the exercise of vested stock options granted in 2017 or later or settlement of vested RSUs granted in 2017 or later, for at least 36 months from the date of RSU settlement or stock option exercise, subject to release from these requirements upon his separation from service with the Company. The Corporate Governance and Nominating Committee reviews the CEO’s compliance under such guidelines and may grant any waivers or exceptions as it deems reasonably necessary and appropriate.
Under our Insider Trading Policy, we prohibit our employees, including officers, and members of the Board of Directors from engaging in transactions involving pledging or hedging the risk associated with ownership of shares of our Common Stock.
Financial Restatements and Compensation Recovery Policy
During 2023, we adopted an updated clawback policy for compliance with the Nasdaq Listing Rules and Section 10D of the Exchange Act. The policy generally requires, if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under applicable securities laws, that we recover certain incentive-based compensation provided to our NEOs and certain other current or former executive officers (a “covered person”). Such incentive compensation generally includes compensation granted, earned or vested in whole or in part based on attaining performance goals relating to financial reporting measures, including any stock price and total stockholder return measures (with such attainment referred to in the policy as being “received”), which is received by a covered person on or after October 2, 2023, and during the three fiscal years completed immediately before the date the accounting restatement is determined to be required, and provided the covered person was an executive officer at any time during the applicable performance period for such compensation. The Company has never restated its financial statements.
46

Section 162(m)
We have considered the potential future effects of Section 162(m) of the Code on the compensation paid to our NEOs. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for our CEO and certain other current and former officers of the Company.
While the Compensation Committee considers the deductibility of compensation as a factor in making compensation decisions, the Compensation Committee retains the flexibility to provide compensation that is consistent with our goals for our executive compensation program even if such compensation is not fully tax deductible. The Compensation Committee may make decisions that result in compensation that is not fully deductible under Section 162(m) of the Code.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on the Compensation Committee’s review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Compensation Committee
Mitzi Reaugh
Patrick Gallagher
David Krall
The information contained above under the captions “Report of the Audit Committee of the Board of Directors” and “Report of the Compensation Committee of the Board of Directors on Executive Compensation” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.
[47]

EXECUTIVE COMPENSATION
Summary Compensation Table
The following Summary Compensation Table sets forth summary information concerning the compensation earned by our NEOs, in each case for services to our Company, in all capacities, during the fiscal years ended December 31, 2023, 2022 and 2021.
Name & Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Patrick J. Harshman, President and CEO
	2023	$697,455	$3,994,583	$390,876	$17,690	$5,100,604
	2022	$567,246	$3,116,592	$1,126,214	$21,519	$4,831,571
	2021	$545,592	$3,069,282	$985,774	$27,487	$4,628,135
Sanjay Kalra(4) Former Chief Financial Officer
	2023	$85,000	—	—	$8,955	$93,955
	2022	$441,673	$861,110	$532,711	$25,765	$1,861,259
	2021	$402,463	$2,962,462	$381,921	$26,239	$3,773,085
Jeremy Rosenberg(5) Former Interim Chief Financial Officer
	2023	$330,447	$472,494	$57,054	$53,295	$913,290
Walter Jankovic(6) Chief Financial Officer
	2023	$262,308	$2,921,018	$70,092	$18,526	$3,271,944
Nimrod Ben-Natan(7) Senior Vice President and General Manager, Broadband Business
	2023	$371,045	$1,404,668	$71,374	$42,482	$1,889,569
	2022	$351,712	$766,796	$374,162	$41,779	$1,534,449
	2021	$389,640	$820,691	$324,323	$48,489	$1,583,143
Neven Haltmayer Senior Vice President, Video R&D
	2023	$403,161	$822,138	$137,628	$22,058	$1,384,985
	2022	$383,643	$790,325	$334,510	$26,307	$1,534,785
	2021	$349,220	$675,864	$297,166	$26,986	$1,349,236
Ian Graham(8) Senior Vice President, Global Sales
	2023	$325,929	$614,246	$145,595	$42,210	$1,127,980
	2022	$293,940	$586,372	$467,706	$41,534	$1,389,552
	2021	$308,724	$627,586	$536,572	$47,327	$1,520,209
(1)
The amounts in this column represent the fair value of the RSU award or performance-based RSU award, as applicable, on the grant date, computed in accordance with applicable accounting standards, and do not reflect actual amounts paid to or received by any officer. The grant date fair value of the time-based RSU awards granted in 2023, 2022 and 2021 is equal to the number of RSUs granted multiplied by the closing price of our stock on the NASDAQ Stock Market on the date of grant. The amounts in this column also include TSR awards granted to Mr. Harshman in 2023, 2022 and 2021; Mr. Kalra in 2022 and 2021; Mr. Jankovic in 2023; and Mr. Ben-Natan in 2023. The grant date fair value of the TSR awards was determined using a Monte-Carlo methodology, as specified in Note 2, “Summary of Significant Accounting Policies - Stock-based Compensation” and Note 12, “Equity Award Plans – 1995 Plan” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Assuming the highest level of performance is achieved under the performance measures for these awards as of the grant date, the maximum possible value of the 2023, 2022 and 2021 TSR awards using the applicable grant date closing price of our stock is presented below:

	Maximum Value of TSR Awards (as of Grant Date)
Name	2023	2022	2021
Patrick J. Harshman	$3,047,591	$2,315,276	$2,252,789
Sanjay Kalra	—	$321,386	$416,382
Walter Jankovic	$1,319,626	—	—
Nimrod Ben-Natan	$566,995	—	—
48

(2)
For 2023, this column reflects cash amounts earned by all NEOs for full-year 2023 achievements under the Company’s 2023 incentive bonus plans. Actual payment of the earned amounts for full-year achievement, net of mid-year payouts, occurred in the first quarter of 2024.

(3)
The amounts in this column include, for U.S. based NEOs, group life insurance premiums, employer paid medical and dental plan premiums, HSA contributions, and 401(k) matching contributions up to $1,000 for NEOs that participate in the Company’s 401(k) plan. For Mr. Rosenberg, the amount includes $39,186 in additional cash compensation for his service as Interim Chief Financial Officer. For Mr. Ben-Natan, amounts include payments made into education, pension and disability and social security funds pursuant to Israeli statutory requirements, and a car allowance in accordance with local market practice. For Mr. Graham, the amount includes employer paid medical and life insurance, pension contributions, and car and fuel allowances in accordance with local market practice, as well as cash compensation in lieu of additional pension contribution in the amount of $16,344, $19,838 and $19,097 for 2023, 2022 and 2021, respectively.

(4)	Mr. Kalra resigned from the Company in March 2023.
(5)	Mr. Rosenberg was Interim Chief Financial Officer from March 2023 to May 2023.
(6)	Mr. Jankovic became Chief Financial Officer in May 2023.
(7)
Mr. Ben-Natan is paid in Israeli Shekels and his salary, non-equity incentive plan compensation and “all other compensation” amounts set forth in this table have been converted into U.S. dollars using the exchange rate in effect at the time of calculation.

(8)
Mr. Graham is paid in British pound sterling and his salary, non-equity incentive plan compensation and “all other compensation” amounts set forth in this table have been converted into U.S. dollars using the exchange rate in effect at the time of calculation. Mr. Graham's 2022 and 2021 non-equity incentive plan compensation includes $1,623 and $78,976, respectively, in sales commission payouts made in accordance with the terms of Mr. Graham's sales incentive plans from previous years.

Grants of Plan-Based Awards
The following table summarizes certain information regarding non-equity and equity plan-based awards granted by Harmonic to the NEOs in 2023:
Name and Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock(3)	Grant Date Fair Value of Stock Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Patrick J. Harshman
RSUs	2/17/2023	—	—	—	—	—	—	149,722	2,031,728
TSR award	2/17/2023	—	—	—	74,861	149,722	224,583	—	1,962,855
Bonus Plan	—	1.00	875,000	1,750,000	—	—	—	—	—
Sanjay Kalra(4)
RSUs	—	—	—	—	—	—	—	—	—
TSR award	—	—	—	—	—	—	—	—	—
Bonus Plan	—	—	—	—	—	—	—	—	—
Jeremy Rosenberg(5)
RSUs	2/17/2023	—	—	—	—	—	—	34,819	472,494
Bonus Plan	—	1.00	198,450	396,900	—	—	—	—	—
Walter Jankovic(6)
RSUs	5/25/2023	—	—	—	—	—	—	79,734	1,335,545
RSUs	11/15/2023	—	—	—	—	—	—	38,609	423,927
TSR award	5/25/2023	—	—	—	19,934	39,867	59,801	—	782,589
TSR award	11/15/2023	—	—	—	9,653	19,305	28,958	—	378,957
Bonus Plan	—	1.00	183,616	367,231	—	—	—	—	—
Nimrod Ben-Natan
RSUs	2/17/2023	—	—	—	—	—	—	69,638	944,988
PSUs	2/17/2023	—	—	—	—	—	—	6,964	94,501
TSR award	2/17/2023	—	—	—	13,928	27,855	41,783	—	365,179
Bonus Plan	—	1.00	222,627	445,254	—	—	—	—	—
Neven Haltmayer
RSUs	2/17/2023	—	—	—	—	—	—	60,585	822,138
Bonus Plan	—	1.00	242,119	484,237	—	—	—	—	—
Ian Graham
RSUs	2/17/2023	—	—	—	—	—	—	45,265	614,246
Bonus Plan	—	1.00	325,929	651,858	—	—	—	—	—
(1)
The estimated future payouts under non-equity incentive plans refer to potential cash payouts under our 2023 incentive bonus plans. The mid-year and year-end payout amounts in 2023 for each NEO were reviewed and approved by the Compensation Committee following the second and fourth fiscal quarters of 2023 upon the availability of financial results for such quarter, and are included in the Summary Compensation Table on page 48 of this Proxy Statement. The threshold represents the minimum payable amount.

[49]

(2)
Messrs. Harshman, Jankovic and Ben-Natan were awarded TSR awards with vesting determined by the TSR to holders of Company Common Stock compared to the TSR of companies in the NASDAQ Telecommunications Index, measured based on the 90 consecutive trading day average stock price at both the beginning and end of a three-year performance period, plus continued employment through completion of the performance period. The threshold represents the minimum amount that may vest. See “Equity Compensation Plans – TSR Award” on page 43 of this Proxy Statement.

(3)
The RSUs granted to Messrs. Harshman, Rosenberg, Ben-Natan, Haltmayer and Graham on February 17, 2023, and the RSUs granted to Mr. Jankovic on May 25, 2023 and November 15, 2023, vest over three years, with 1/3 vesting upon completion of 12 months of service and 1/12 per three-month period thereafter, contingent upon continued employment through the applicable vesting date.

(4)	Mr. Kalra resigned from the Company in March 2023.
(5)	Mr. Rosenberg was Interim Chief Financial Officer from March 2023 to May 2023.
(6)	Mr. Jankovic became Chief Financial Officer in May 2023. The target and maximum amounts for his Estimated Future Payouts Under Non-Equity Incentive Plan Awards have been prorated to his start date.
Outstanding Equity Awards as of December 31, 2023
The following table summarizes equity awards outstanding as of December 31, 2023 for each of the NEOs.
Name	Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)
Patrick J. Harshman	2/16/2021	16,555(4)	$215,877	198,659(5)	$3,887,757
	2/17/2022	68,419(6)	$892,184	164,204(7)	$2,789,826
	2/17/2023	149,722(8)	$1,952,375	149,722(9)	$1,738,272
Sanjay Kalra(10)	—	—	$—	—	—
Jeremy Rosenberg(11)	2/16/2021	3,034(12)	$39,563	—	—
	2/17/2022	13,996(13)	$182,508	—	—
	6/14/2022	3,000(14)	$39,120	—	—
	2/17/2023	34,819(15)	$454,040	—	—
Walter Jankovic(16)	5/25/2023	79,734(17)	$1,039,731	39,867(18)	$478,005
	11/15/2023	38,609(19)	$503,461	19,305(20)	$231,467
Nimrod Ben-Natan	2/16/2021	9,047(21)	$117,973	—	—
	2/17/2022	33,990(22)	$443,230	—	—
	2/17/2023	69,638(23)	$908,080	27,855(24)	$363,229
Neven Haltmayer	2/16/2021	7,450(25)	$97,148	—	—
	2/17/2022	31,990(26)	$417,150	—	—
	6/14/2022	4,001(27)	$52,173	—	—
	2/17/2023	60,585(28)	$790,028	—	—
Ian Graham	2/16/2021	6,918(29)	$90,211	—	—
	2/17/2022	25,992(30)	$338,936	—	—
	2/17/2023	45,265(31)	$590,256	—	—
(1)
The time-based RSUs awards to NEOs are granted with three-year vesting schedules, with 1/3 vesting upon completion of 12 months of service and 1/12 per three-month period thereafter, contingent upon the NEO’s continuous status as an employee or consultant (“continued services”) through the applicable vesting date.

(2)	The value of the shares not vested is the number of shares multiplied by $13.04, the closing price of the Company’s stock on December 29, 2023.
(3)	The value of the shares not vested is the number of shares multiplied by the applicable Monte-Carlo valuation methodology fair value as of December 29, 2023.
(4)	As of December 31, 2023, 182,104 shares subject to this RSU award were vested, and 16,555 shares will vest on February 15, 2024, contingent upon continued services through such vesting date.
(5)	As of December 31, 2023, no shares subject to this TSR-based RSU award were vested. The RSU award covers a target number of shares of
50

198,659, with vesting determined by the TSR of Company common stock compared to the TSR of companies in the NASDAQ Telecommunications Index, measured based on the 90 consecutive trading day average stock price at both the beginning and end of a three-year performance period, plus continued services through completion of the performance period. See “Equity Compensation Plans –TSR Award” on page 43 of this Proxy Statement.
(6)
As of December 31, 2023, 95,785 shares subject to this RSU award were vested, 13,684 shares will vest on February 15, 2024, and 13,684 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(7)
As of December 31, 2023, no shares subject to this TSR-based RSU award were vested. The RSU award covers a target number of shares of 164,204, with vesting determined by the TSR of Company common stock compared to the TSR of companies in the NASDAQ Telecommunications Index, measured based on the 90 consecutive trading day average stock price at both the beginning and end of a three-year performance period, plus continued services through completion of the performance period. See “Equity Compensation Plans –TSR Award” on page 43 of this Proxy Statement.

(8)
As of December 31, 2023, no shares subject to this RSU award were vested, 49,908 shares will vest on February 15, 2024, and 12,476 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(9)
As of December 31, 2023, no shares subject to this TSR-based RSU award were vested. The RSU award covers a target number of shares of 149,722, with vesting determined by the TSR of Company common stock compared to the TSR of companies in the NASDAQ Telecommunications Index, measured based on the 90 consecutive trading day average stock price at both the beginning and end of a three-year performance period, plus continued services through completion of the performance period. See “Equity Compensation Plans –TSR Award” on page 43 of this Proxy Statement.

(10)	Mr. Kalra resigned from the Company in March 2023.
(11)	Mr. Rosenberg was Interim Chief Financial Officer from March 2023 to May 2023.
(12)	As of December 31, 2023, 33,364 shares subject to this RSU award were vested, and 3,034 shares will vest on February 15, 2024, contingent upon continued services through such vesting date.
(13)
As of December 31, 2023, 19,593 shares subject to this RSU award were vested, 2,799 shares will vest on February 15, 2024, and 2,799 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(14)
As of December 31, 2023, 3,000 shares subject to this RSU award were vested, 500 shares will vest on February 15, 2024, and 500 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(15)
As of December 31, 2023, no shares subject to this RSU award were vested, 11,606 shares will vest on February 15, 2024, and 2,901 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(16)	Mr. Jankovic became Chief Financial Officer in May 2023.
(17)
As of December 31, 2023, no shares subject to this RSU award were vested, 26,578 shares will vest on May 22, 2024, and 6,644 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(18)
As of December 31, 2023, no shares subject to this TSR-based RSU award were vested. The RSU award covers a target number of shares of 39,867, with vesting determined by the TSR of Company common stock compared to the TSR of companies in the NASDAQ Telecommunications Index, measured based on the 90 consecutive trading day average stock price at both the beginning and end of a three-year performance period, plus continued services through completion of the performance period. See “Equity Compensation Plans – TSR Award” on page 43 of this Proxy Statement.

(19)
As of December 31, 2023, no shares subject to this RSU award were vested, 12,869 shares will vest on November 15, 2024, and 3,217 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(20)
As of December 31, 2023, no shares subject to this TSR-based RSU award were vested. The RSU award covers a target number of shares of 19,305, with vesting determined by the TSR of Company common stock compared to the TSR of companies in the NASDAQ Telecommunications Index, measured based on the 90 consecutive trading day average stock price at both the beginning and end of a three-year performance period, plus continued services through completion of the performance period. See “Equity Compensation Plans – TSR Award” on page 43 of this Proxy Statement.

(21)	As of December 31, 2023, 99,510 shares subject to this RSU award were vested, and 9,047 shares will vest on February 15, 2024, contingent upon continued services through such vesting date.
(22)
As of December 31, 2023, 47,584 shares subject to this RSU award were vested, 6,798 shares will vest on February 15, 2024, and 6,798 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(23)
As of December 31, 2023, no shares subject to this RSU award were vested, 23,213 shares will vest on February 15, 2024, and 5,803 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(24)
As of December 31, 2023, no shares subject to this TSR-based RSU award were vested. The RSU award covers a target number of shares of 27,855, with vesting determined by the TSR of Company common stock compared to the TSR of companies in the NASDAQ Telecommunications Index, measured based on the 90 consecutive trading day average stock price at both the beginning and end of a three-year performance period, plus continued services through completion of the performance period. See “Equity Compensation Plans – TSR Award” on page 43 of this Proxy Statement.

(25)	As of December 31, 2023, 81,950 shares subject to this RSU award were vested, and 7,450 shares will vest on February 15, 2024, contingent upon continued services through such vesting date.
(26)
As of December 31, 2023, 44,785 shares subject to this RSU award were vested, 6,398 shares will vest on February 15, 2024, and 6,398 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(27)
As of December 31, 2023, 3,999 shares subject to this RSU award were vested, 667 shares will vest on February 15, 2024, and 667 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(28)
As of December 31, 2023, no shares subject to this RSU award were vested, 20,195 shares will vest on February 15, 2024, and 5,048 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(29)	As of December 31, 2023, 76,096 shares subject to this RSU award were vested, 6,918 shares will vest on February 15, 2024, contingent upon continued services through such date.
(30)
As of December 31, 2023, 36,388 shares subject to this RSU award were vested, 5,198 shares will vest on February 15, 2024, and 5,198 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

(31)
As of December 31, 2023, no shares subject to this RSU award were vested, 15,088 shares will vest on February 15, 2024, and 3,772 shares will vest at three-month intervals thereafter until all shares are vested, contingent upon continued services through the applicable vesting date.

[51]

Option Exercises and Stock Vested During 2023
The following table summarizes (i) the options exercised during the year ended December 31, 2023 by our NEOs and the value realized upon exercise, and (ii) the number of shares of Common Stock acquired by our NEOs, and the value of such shares, upon the vesting of RSUs and performance-based RSUs during the year ended December 31, 2023:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Patrick J. Harshman	—	—	451,486	$6,079,378
Sanjay Kalra(2)	—	—	54,920	$758,278
Jeremy Rosenberg(3)	—	—	37,686	$505,450
Walter Jankovic(4)	—	—	—	—
Nimrod Ben-Natan	—	—	98,133	$1,319,611
Neven Haltmayer	—	—	85,984	$1,149,440
Ian Graham	—	—	73,153	$972,702
(1)	Amounts shown for stock awards are determined by multiplying the number of shares that vested by the per share closing price of Company common stock on the vesting date.
(2)	Mr. Kalra resigned from the Company in March 2023.
(3)	Mr. Rosenberg was Interim Chief Financial Officer from March 2023 to May 2023.
(4)	Mr. Jankovic became Chief Financial Officer in May 2023.
Pension Benefits and Nonqualified Deferred Compensation
There are no pension or retirement benefit plans for any of the NEOs, other than a 401(k) deferred compensation plan which is available to the NEOs based in the U.S. and all regular, full-time U.S. employees of the Company, with matching Company contributions to the 401(k) plan of up to $1,000 per annum per participant, and with respect to Messrs. Ben-Natan and Graham, pension schemes in Israel and the United Kingdom, respectively, into which the Company is required to make contributions for its employees based in those countries.
Potential Payments Upon Termination or Change-In-Control
The Company does not have employment agreements with any of its NEOs, other than standard local employment agreements entered into with Mr. Graham and Mr. Ben-Natan in 2008 and 2012, respectively. As described in the Compensation Discussion & Analysis above, under the terms of the respective NEO’s Severance Agreement, if within 18 months following a change in control of the Company the NEO experiences an involuntary termination without cause and not due to death or disability, the NEO will be entitled to certain payments, subject to the NEO entering into a separation agreement and release of claims in favor of the Company. The Company has entered into Severance Agreements with each of the NEOs. Based on a hypothetical termination date of December 31, 2023, the respective amounts paid to the NEOs in the event of such termination following a change of control would have been:
Name	Salary	Bonus	Value of Unvested Restricted Stock Units(1)(2)(3)	Other(4)	Total(5)
Patrick J. Harshman	$1,400,000	$2,111,988	$7,357,882	$21,437	$10,891,307
Walter Jankovic	$440,000	$330,000	$1,693,226	$28,213	$2,491,439
Nimrod Ben-Natan	$371,045	$349,243	$1,570,179	$48,485	$2,338,952
Neven Haltmayer	$403,531	$315,838	$1,356,499	$33,655	$2,109,523
Ian Graham	$325,929	$502,139	$1,019,402	$30,000	$1,877,470
Sanjay Kalra	—	—	—	—	—
Jeremy Rosenberg	$330,750	$207,825	$715,231	$15,503	$1,269,308
(1)
The amounts in this column represent the value which would have been realized by the acceleration of unvested RSUs and performance-based RSUs (if any), calculated by multiplying the number of shares by $13.04, which was the closing price of our Common Stock on December 29, 2023.

(2)
The Company’s Severance Agreements have a provision that all unvested RSUs and options will be fully accelerated if within 18 months following a change of control the NEO incurs an involuntary termination of employment without cause and other than due to death or disability. The value of Mr. Harshman’s unvested RSUs assumes a December 31, 2023 change in control of the Company for purposes of his 2021, 2022 and 2023 TSR Awards, and the value of the unvested RSUs of Messrs. Ben-Natan and Jankovic assumes a December 31, 2023 change in control of the Company

52

for purposes of their 2023 TSR Awards. As described in “Equity Compensation Plans – TSR Award” on page 43 of this Proxy Statement, upon a change in control of the Company, the Company TSR will be compared to the Index TSR over such adjusted performance period to determine the number of RSUs that will vest. A prorated number of RSUs will vest upon the change in control of the Company, based on the number of months served during the performance period and the remaining RSUs will vest in equal quarterly installments over the remainder of the original performance period (subject to further vesting under Messrs. Harshman’s, Ben-Natan’s and Jankovic’s Severance Agreements). If a change in control occurred on December 31, 2023, (i) the value of Mr. Harshman’s 2021, 2022 and 2023 TSR Awards that would vest on the change in control would be equal to $2,446,596, $1,308,523 and $542,326, respectively (assuming achievement at target), (ii) the value of Mr. Ben-Natan’s 2023 TSR Award that would vest on the change in control would be equal to $100,897 and (iii) the value of Mr. Jankovic’s 2023 TSR Awards that would vest on the change in control would be equal to $150,034).
(3)
The 1995 Stock Plan provides that, in the event of our merger or a sale of substantially all of our assets, if the successor corporation refuses to assume or substitute for any RSUs and options, such awards will accelerate vesting in full.

(4)
The amounts in the column “Other” represent the maximum premium cost of continuing health, dental and life insurance benefits and outplacement fees. For Mr. Ben-Natan, the amount represents outplacement fees and applicable pension and social fund contributions pursuant to statutory requirements.

(5)
The Company’s Severance Agreements have a provision that payments will either be made in full, with the executive paying any applicable golden parachute payment excise taxes as the result of Section 280G of the Code, or the payments will be reduced to a level that does not trigger such excise tax as the result of Section 280G of the Code, whichever results in a greater amount to the NEO. The amounts shown in the table assume that the NEO would elect to receive full payment and pay any applicable excise taxes.

Compensation Committee Interlocks and Insider Participation
In 2023, Ms. Reaugh and Messrs. Gallagher and Krall served as members of the Compensation Committee. Dan Whalen also served on the Compensation Committee for a portion of the year until his resignation from the Board in June 2023. No members of the Compensation Committee is or has been an officer or employee of our company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity, as described in Item 407(e)(4) of Regulation S-K.
Equity Compensation Plan Information as of December 31, 2023
The following table provides information about the Company’s equity compensation plans, including its employee stock purchase plan, as of December 31, 2023.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in first Column)
Equity compensation plans approved by security holders(2)	599,612(3)	$—	6,627,427
Equity compensation plan not approved by security holders	—	—	—
Total	—	$—	6,627,427
(1)	The weighted average exercise price of outstanding options, warrants and rights, excluding the Company’s unvested RSUs for which there is no exercise consideration, is $0.
(2)
All of the Company’s equity compensation plans have been approved by stockholders. This information, as of December 31, 2023, is with respect to the 1995 Stock Plan, the 2002 Director Stock Plan and the ESPP.

(3)
Unvested performance-based RSU awards granted to Mr. Harshman in 2021, 2022 and 2023 and to Messrs. Jankovic and Ben-Natan in 2023. Each such award cover a target number of shares, with vesting determined by the TSR of Company common stock compared to the TSR of companies in the Nasdaq Telecommunications Index, measured based on the 90 consecutive trading day average stock price at both the beginning and end of a three-year performance period, plus continued employment through completion of the performance period. See “Outstanding Equity Awards as of December 31, 2023” above and “Equity Compensation Plans – TSR Award” on page 43 of this Proxy Statement.

[53]

Pay Versus Performance
Pursuant to Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between “compensation actually paid” (or “CAP”) to our principal executive officer (“PEO”) and other NEOs (“non-PEO NEOs”) and certain measures of our financial performance for each of the last four completed fiscal years. In determining the CAP to our NEOs, we make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. Note that for our non-PEO NEOs, compensation is reported as an average of the CAP for such non-PEO NEOs. It is important to note that CAP does not represent the actual amount of pay that has been fully earned or realized, either in the fiscal year set forth in the table or at all. For a description of our executive compensation program and the alignment of executive compensation and performance for our PEO and our non-PEO NEOs, please refer to the Compensation Discussion and Analysis section of this Proxy Statement.
Year	Summary Compensation Table Total PEO(1)(2)	Compensation Actually Paid to PEO(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (GAAP, in thousands)(7)	Operating Profit (GAAP, in thousands)(8)
					Company Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
2023	$5,100,604	$4,973,390	$1,446,954	$1,336,943	$167.18	$90.96	$83,994	$22,172
2022	$4,831,571	$7,726,443	$1,580,011	$1,887,872	$167.95	$82.21	$28,182	$45,519
2021	$4,628,135	$10,868,485	$2,056,418	$2,966,573	$150.77	$112.44	$13,254	$18,809
2020	$3,498,333	$2,928,232	$1,280,848	$1,275,324	$94.74	$110.08	($29,271)	($12,449)
(1)	The PEO for each year was our Chief Executive Officer, Patrick Harshman.
(2)	Represents the total compensation paid to our PEO in each listed year, as shown in the Summary Compensation Table of this Proxy Statement for such listed year.
(3)
The CAP does not mean that our PEO was actually paid those amounts in the listed year, or that our non-PEO NEOs were actually paid those amounts averaged and shown in the listed year, but these are dollar amounts derived from the starting point of SCT total compensation under the methodology prescribed under the relevant SEC rules as shown in the adjustment table below. For non-PEO NEOs, the indicated figures in the table show an average of each such figure for all such non-PEO NEOs in each listed year. The methodologies used for determining the fair values shown in the adjustment table below, including use of a Monte-Carlo methodology to determine fair value of TSR awards, are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards. Note that we have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation,” and we do not maintain any defined benefit or actuarial pension plans for our NEO’s. Accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.

	PEO				Non-PEO NEOs (average)
	2020	2021	2022	2023	2020	2021	2022	2023
Summary Compensation Table Total	$3,498,333	$4,628,135	$4,831,571	$5,100,604	$1,280,848	$2,056,418	$1,580,011	$1,446,954
Subtract Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($2,270,749)	($3,069,282)	($3,116,592)	($3,994,583)	($653,820)	($1,271,651)	($751,151)	($1,039,094)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$2,475,519	$5,343,927	$5,003,296	$3,690,647	$828,308	$1,876,882	$1,072,004	$886,411
Adjust for Change in Fair Value of Outstanding and Unvested Stock Awards at Fiscal Year-End Granted in Prior Fiscal Years	($401,000)	$3,778,266	$1,957,765	$9,981	($18,963)	$206,713	$132,497	$10,791
Adjust for Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—	$—	$—	$—	$—	$18,002
Adjust for Change in Fair Value at Vesting of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($278,321)	$187,439	($949,597)	$166,741	($136,451)	$98,210	($145,489)	$13,880
Subtract Fair Value as of Prior Fiscal Year- End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	($95,550)	$—	$—	—	($24,598)	$—	$—	$—
Compensation Actually Paid	$2,928,232	$10,868,485	$7,726,443	$4,973,390	$1,275,324	$2,966,573	$1,887,872	$1,336,943
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(4)
This figure is the average of the total compensation paid to our non-PEO NEOs in each listed year, as shown in the SCT of this proxy statement for such listed year. The non-PEO NEOs for 2020 to 2022 were Sanjay Kalra, Nimrod Ben-Natan, Neven Haltmayer and Ian Graham, and the non-PEO NEOs for 2023 were Walter Jankovic, Nimrod Ben-Natan, Neven Haltmayer, Ian Graham, Sanjay Kalra and Jeremy Rosenberg.

(5)
Total shareholder return (“TSR”) is calculated by assuming that a $100 investment was made on the last trading day prior to the first fiscal year reported in the table and reinvesting all dividends, if any, until the last day of each listed year.

(6)
The peer group used is the NASDAQ Telecommunications Index, as used in the Company’s performance graph in our annual report on Form 10-K. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported in the table and reinvesting all dividends, if any, until the last day of each listed year.

(7)	The dollar amounts reported are the Company’s net income reflected in the Company’s audited financial statements.
(8)
In the Company’s assessment, operating profit as reflected in the Company’s audited financial statements is the financial performance measure that is the most important financial performance measure (other than total shareholder return and net income) used by the Company in each of the listed years to link compensation actually paid to performance. Operating profit is determined by subtracting operating expense from gross profit, and gross profit is determined by subtracting cost of revenue from net revenue.

Important Performance Measures
The list below includes financial and certain other performance measures that in our assessment represent the most important performance measures used to link the compensation of our PEO and non-PEO NEOs, for 2023, to Company performance. The performance measures included in this table are not ranked by relative importance.
Most Important Performance Measures
Broadband business operating profit
Broadband business fiber-to-the-home (FTTH) revenue
Video business operating profit
SaaS revenue
Relative TSR vs. NASDAQ Telecommunications Index
[55]

Certain CAP Relationships
The relationships between the Company’s TSR and the peer group TSR reported in the 2023 Pay Versus Performance table above, as well as between CAP and the Company’s TSR, net income and operating profit, are shown in the charts below. As shown in these charts and as more fully described in the notes to the 2023 Pay Versus Performance table above and the Compensation Discussion and Analysis in this Proxy Statement, there is significant alignment between CAP and the Company’s TSR and operating profit; TSR and operating profit are measures that have been specifically selected by the Compensation Committee for use in our executive compensation program for purposes of aligning executive compensation with Company performance. In addition, because a significant portion of target total direct pay (consisting of base salary, target bonus opportunity, and equity-based incentives) to our PEO and non-PEO NEOs is delivered in the form of long-term equity-based incentives, the change in CAP over time is impacted significantly by changes in our stock price.

CAP vs. TSR
Compensation Actually Paid
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Total Shareholder Return
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2020
2021
2022
2023
PEO CAP
NEO CAP
Company TSR
Peer Group TSR

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CAP vs. Operating Profit
Compensation Actually Paid
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
2020
2021
2022
2023
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
-$20,000
Operating Profit (dollars in thousands)
PEO CAP
NEO CAP
Operating Profit

CAP vs. Net Income
Compensation Actually Paid
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Net Income (dollars in thousands)
$100,000
$80,000
$60,000
$40,000
$20,000
$0
-$20,000
-$40,000
2020
2021
2022
2023
PEO CAP
NEO CAP
Net Income

[57]

CEO Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are required to calculate and disclose the median of the annual total compensation paid to our employees excluding our CEO (the “median employee”), as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Harmonic’s CEO, Patrick Harshman. The paragraphs that follow describe our methodology and the resulting CEO pay ratio.
Measurement Date. We identified the median employee using our employee population as of December 31, 2023, which is a date within the last 3 months of our last completed fiscal year.
Consistently Applied Compensation Measure (CACM). Under the relevant rules, we were required to identify the median employee by use of a “consistently applied compensation measure,” or CACM. We chose a CACM that closely approximates the annual total target direct compensation of our employees. Specifically, we identified the median employee by looking at annual base pay, bonus or commission opportunity at target, and the grant date fair value for equity awards. With respect to our non-U.S. employees, we converted all compensation amounts to U.S. dollar using the applicable currency exchange rate as of February 20, 2024.
Methodology and Pay Ratio. After applying our CACM methodology, we determined our median employee. The 2023 total annual compensation of our median employee was $99,775. Our CEO’s total 2023 compensation as reported in the Summary Compensation Table was $5,100,604. Therefore, the ratio of the annual total compensation of the Company’s CEO to the annual total compensation of the median employee is 51:1.
As of December 31, 2023, approximately 28% of our global workforce was based in the United States and approximately 72% was based outside of the United States, with approximately 53% of our employees located in the Europe-Middle-East-Africa (EMEA) region and 12% in the Asia-Pacific (APAC) region. If our median employee was determined using only our U.S. employees as of December 31, 2023, the 2023 compensation of our median employee would be $163,844 and our CEO to median employee pay ratio would be 31:1.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with Item 402(u). Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s Common Stock as of April 1, 2024, by (i) each beneficial owner of more than 5% of the Common Stock; (ii) each director; (iii) each NEO; and (iv) all of the Company’s current directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. The address for each of the directors and NEOs is c/o Harmonic Inc., 2590 Orchard Parkway, San Jose, California 95131.
Name and Address of Beneficial Owner	Number of Shares	Percent of Total(1)
Greater than 5% Stockholders:
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001(2)	17,607,430	15.7%
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355(3)	9,686,046	8.63%
Trigran Investments, Inc., 630 Dundee Road, Suite 230, Northbrook, IL 60062(4)	8,562,409	7.6%
Wellington Management Group LLP, 280 Congress Street, Boston, MA 02210(5)	8,796,165	7.84%
Named Executive Officers and Directors:
Patrick Gallagher(6)	287,743	*
Deborah Clifford(6)	118,215	*
David Krall(6)	153,490	*
Mitzi Reaugh(6)	280,166	*
Susan G. Swenson(6)	244,666	*
Sophia Kim(6)	21,572	*
Patrick J. Harshman(7)	806,553	*
Nimrod Ben-Natan(8)	314,815	*
Neven Haltmayer(9)	168,672	*
Ian Graham(10)	125,316	*
Jeremy Rosenberg(11)	96,942	*
Walter Jankovic(12)	26,578	*
Sanjay Kalra(13)	—	*
All current directors and executive officers as a group (11 persons)(14)	2,644,728	2.36%
*	Percentage of shares beneficially owned is less than one percent of total.
(1)
The number of shares of Common Stock outstanding used in calculating the percentage for each listed person or entity is based on 111,946,014 shares of Common Stock outstanding as of April 1, 2024. There are currently no shares of Common Stock subject to stock options outstanding. RSUs which are currently vested or will become vested, in each case within 60 days of April 1, 2024, are deemed outstanding for purposes of computing the percentage of the person holding such options or RSUs, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)
Based solely on a review of a Schedule 13G/A filed with the SEC on January 22, 2024 reporting stock ownership as of December 31, 2023, consists of 17,607,430 shares of Common Stock held of record by BlackRock, Inc. Of the shares of Common Stock beneficially owned, BlackRock, Inc. and certain of its wholly-owned subsidiaries reported that it had sole voting power with respect to 17,475,340 shares and sole dispositive power with respect to 17,607,430 shares and shared dispositive power with respect to 0 shares. Additionally, such Schedule 13G/A reported that the interest of iShares Core S&P Small-Cap ETF in the Common Stock is more than five percent of the total outstanding Common Stock.

(3)
Based solely on a review of a Schedule 13G/A filed with the SEC on February 13, 2024 reporting stock ownership as of December 29, 2023, consists of 9,686,046 shares of Common Stock held of record by The Vanguard Group - 23-1945930 (“The Vanguard Group”). Of the shares of Common Stock beneficially owned, The Vanguard Group reported that it had shared voting power with respect to 200,250 shares, sole dispositive power with respect to 9,386,540 shares, and shared dispositive power with respect to 299,506 shares.

(4)
Based solely on a review of a Schedule 13G filed with the SEC on February 9, 2024 reporting stock ownership as of December 31, 2023, consists of 8,562,409 shares of Common Stock held of record by Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon, and Steven R. Monieson (collectively “Trigran”). Trigran reported that it had shared voting power with respect to 8,205,266 shares, shared dispositive power with respect to all 8,562,409 shares, and sole dispositive power with respect to 0 shares.

(5)
Based solely on a review of a Schedule 13G/A filed with the SEC on February 9, 2024 reporting stock ownership as of December 29, 2023 by Wellington Management Group LLP (“Wellington Management”), Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP have reported shared voting power with respect to 6,369,804 shares and shared dispositive power over 8,796,165 shares. Wellington Management Company LLP has shared voting power with respect to 6,138,628 shares and shared dispositive power with respect to 7,153,926 shares. Wellington Management reported that all shares beneficially owned are owned of record by clients of one or more investment advisors directly or indirectly owned by Wellington Management, accordingly, those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of such securities.

(6)	Includes no shares which may be acquired upon vesting of RSUs within 60 days of April 1, 2024.
(7)	Includes 26,160 shares which may be acquired upon vesting of RSUs within 60 days of April 1, 2024.
(8)	Includes 12,601 shares which may be acquired upon vesting of RSUs within 60 days of April 1, 2024.
(9)	Includes 12,113 shares which may be acquired upon vesting of RSUs 60 days of April 1, 2024.
(10)	Includes 8,970 shares which may be acquired upon vesting of RSUs 60 days of April 1, 2024.
(11)	Includes 6,200 shares which may be acquired upon vesting of RSUs 60 days of April 1, 2024.
(12)	Includes 26,578 shares which may be acquired upon vesting of RSUs 60 days of April 1, 2024.
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(13)	Includes 0 shares which may be acquired upon vesting of RSUs within 60 days of April 1, 2024.
(14)	Includes 92,622 shares which may be acquired upon vesting of RSUs within 60 days of April 1, 2024.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
It is Harmonic’s policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in the Company’s Code of Business Conduct and Ethics, which is posted on our website. All related party transactions must be reviewed and approved by the Company’s Audit Committee.
Except for the compensation agreements and other arrangements that are described under “Executive Compensation”, beginning on page 48 of this Proxy Statement and the recent NEO agreements described below, there was not during 2023, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, 5% stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Recent NEO Agreements
The Company entered into a separation agreement (the “Settlement Agreement”) with Ian Graham on April 15, 2024 in connection with his departure from the Company, effective July 5, 2024. Under the Settlement Agreement Mr. Graham will provide for a release of claims in favor of the Company, continued confidentiality of Company proprietary information, and mutual non disparagement obligations, in exchange for his right to receive a cash severance in the amount of 12 months of base salary, or £265,601.70 and continued coverage under specified health benefit programs for 12 months following Mr. Graham’s termination date
In connection with the previously announced appointment of Mr. Ben-Natan as Chief Executive Officer (“CEO”) of the Company to be effective as of June 11, 2024, on April 29, 2024, Harmonic Video Networks Ltd. (“HVN”), a subsidiary of the Company, entered into a CEO appointment letter with Mr. Ben-Natan (the “CEO Appointment Letter”), also to be effective as of June 11, 2024. The CEO Appointment Letter provides Mr. Ben-Natan with an annual base salary of $600,000 in his role as CEO, as well as a target annual bonus opportunity of 100% of his salary for the Company’s fiscal year 2024 under the Company’s Corporate Bonus Plan (prorated for the period during the year that he serves as CEO). For fiscal year 2024, Mr. Ben-Natan will remain eligible for a bonus under the Company’s Broadband Bonus Plan for his partial year of service prior to his transition to the CEO role, and his bonus opportunity of 60% of his salary prorated to reflect such partial year of service. In addition, the CEO Appointment Letter provides that Mr. Ben-Natan will receive, subject to approval by the Company’s Board of Directors (the “Board”) or its Compensation Committee (the “Committee”), restricted stock units (“RSUs”) with an aggregate value of $5,500,000 (based on the 30-trading day average closing prices of a share of the Company’s common stock immediately prior to the grant date). 50% of the RSUs will be scheduled to vest based on Mr. Ben-Natan’s continued service with the Company or its subsidiaries, with 1/3rd vesting after one year and as to 1/12th vesting quarterly thereafter for eight quarters. The CEO Appointment Letter provides that the remaining 50% of the RSUs will vest based on both performance- and service-based criteria as determined by the Board or Committee, which performance criteria are expected to include specified levels of Company total stockholder return measured over three years following the grant date, and subject to Mr. Ben-Natan’s continued service through performance certification following the performance period. Other than with respect to the terms specified in the CEO Appointment Letter, Mr. Ben-Natan remains eligible for the benefits under his standard employment agreement entered into with HVN, dated December 7, 2012.
Additionally, on April 29, 2024, Mr. Ben-Natan entered into an amended and restated Change of Control Severance Agreement with the Company (the “Severance Agreement”), which will become effective as of the effective date of Mr. Ben-Natan’s appointment as CEO, providing for certain severance payments and benefits upon a qualifying termination of his employment. If Mr. Ben-Natan’s employment is terminated by the Company as a result of an Involuntary Termination without Cause within 18 months following a Change of Control (as such terms are defined in the Severance Agreement), then, subject to his release of claims in favor of the Company, Mr. Ben-Natan will be eligible to receive: (i) a lump sum cash payment equal to 200% of the sum of his annual salary and the greater of his target annual bonus or the average actual bonus for the two prior years, (ii) 100% employer-paid supplemental health and dental insurance coverage for up to one year, (iii) 100% vesting acceleration of his then-outstanding equity awards, with any performance-based criteria deemed achieved at 100% of target performance, and exercisability of options for one year following such employment termination, and (iv) a lump sum cash payment of $5,000 for outplacement assistance.
60

On April 29, 2024, the Company entered into a consulting agreement with Mr. Harshman (the “Harshman Consulting Agreement”), effective June 11, 2024, and ending on the one-year anniversary thereof, subject to any extension by mutual agreement between the parties. Under the Harshman Consulting Agreement, Mr. Harshman will provide services to the Company including transition services in connection with his transition from his role as CEO of the Company, and such advisory services as may be requested by the CEO or the Board. In consideration of these services, the Company will provide Mr. Harshman with Company-paid COBRA premiums for up to 12 months following Mr. Harshman’s employment termination. In addition, during the period of Mr. Harshman’s services under the Harshman Consulting Agreement, Mr. Harshman will remain eligible to continue vesting in the equity awards granted to him by the Company prior to the termination of his employment.
The Company’s Audit Committee has the responsibility to review proposed related party transactions for potential conflicts of interest and to approve or disapprove all such transactions in advance.
OTHER MATTERS
The Company knows of no other matters to be properly submitted for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, your shares of Common Stock will be voted at the discretion of the designated proxy holders.
IT IS IMPORTANT THAT ALL PROXIES BE RETURNED PROMPTLY. THE BOARD OF DIRECTORS URGES YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED ON THE E-PROXY NOTICE OR PROXY CARD, OR IF YOU HAVE REQUESTED PROXY MATERIALS IN PAPER FORM, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
By Order of the Board of Directors,

Timothy Chu
Corporate Secretary
Dated: April 29, 2024
[61]

Appendix A
HARMONIC INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated,    , 2024)
The following constitute the provisions of the 2002 Employee Stock Purchase Plan (the “Plan”) of Harmonic Inc.
1)	Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

The Plan includes two components: a Code Section 423 component (the “423 Component”) and a non-Code Section 423 component (the “Non-423 Component”). It is the intention of the Company to have the 423 Component qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code, and the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423. Under the Non-423 Component, which does not qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code, options will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, securities laws or other objectives for eligible employees. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2)	Definitions.
a)	“Administrator” shall mean the Board or any Committee designated by the Board to administer the Plan pursuant to Section 15.
b)	“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company.
c)	“Board” shall mean the Board of Directors of the Company.
d)	“Change-of-Control” shall mean the occurrence of any of the following events:
i)
any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

ii)	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
iii)
the consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

iv)
a change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company, as applicable, as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of Directors of the Company.

e)	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.
f)	“Committee” means a committee of the Board appointed by the Board in accordance with Section 15 hereof.
g)
“Common Stock” shall mean the common stock, par value $.001 per shares, of the Company (including any new, additional or different stock or securities resulting from any change in capitalization pursuant to Section 20 hereof).

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h)	“Company” shall mean Harmonic Inc., a Delaware corporation, and any Designated Company of the Company.
i)
“Compensation” shall mean all base straight time gross earnings, including commissions and payments for overtime and shift premiums, but exclusive of payments for incentive compensation, incentive payments, bonuses and other compensation. The Administrator shall have the discretion to determine the application of this definition to participants outside the U.S.

j)
“Designated Company” shall mean any Subsidiary or Affiliate (in the case of a Non-423 Component) selected by the Administrator as eligible to participate in the Plan. The Administrator may so designate any Subsidiary or Affiliate, or revoke any such designation, at any time and from time to time, and may further designate such companies or participants as participating in the 423 Component or the Non-423 Component. The Administrator may also determine which Affiliates or eligible employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code or as implemented under the Non-423 Component. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies; provided, however, that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

k)	“Director” shall mean a member of the Board.
l)
“Employee” shall mean any individual who is an employee of the Company or any Designated Company on the payroll records thereof. For purposes of clarity, the term “Employee” shall not include the following, regardless of any subsequent reclassification as an employee by the Company or a Designated Company, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Designated Company who has entered into an independent contractor or consultant agreement with the Company or a Designated Company; (iv) any individual performing services for the Company or a Designated Company under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Designated Company enters into for services; (v) any individual classified by the Company or a Designated Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; and (vi) any leased employee. The Administrator shall have discretion to determine whether an individual is an Employee for purposes of the Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company; provided, however, for purposes of the Non-423 Component, where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

m)
“Eligible Employee” shall mean an Employee whose customary employment with the Company or a Designated Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, unless otherwise required under applicable law.

n)	“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.
o)	“Exercise Date” shall mean the last Trading Day of each Purchase Period.
p)	“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:
(i)
if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii)
if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; and

(iii)	in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.
q)	“Offering Date” shall mean the first Trading Day of each Offering Period.
r)	“Offering Periods” shall mean the periods of approximately 6 (six) months during which an option granted pursuant to the Plan
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may be exercised, commencing on the first Trading Day on or after July 1 and January 1 of each year and terminating on the last Trading Day on or after the January 1 and July 1 Offering Period commencement date approximately 6 (six) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan. Unless otherwise specified by the Administrator, each Offering Period under the Plan to the Eligible Employees of the Company or a Designated Company shall be deemed a separate Offering Period, even if the dates of the applicable Offering Periods of each such Offering Period are identical, and the provisions of the Plan will separately apply to each Offering Period. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering Period need not be identical provided that the terms of the Plan and an Offering Period together satisfy any applicable provisions under U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).
s)	“Plan” shall mean this 2002 Employee Stock Purchase Plan, as amended from time to time.
t)
“Purchase Period” shall mean the approximately six (6) month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Offering Date and end with the next Exercise Date.

u)
“Purchase Price” shall mean 85% (eighty-five percent) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

v)	“Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
w)
“Trading Day” shall mean a day on which the Nasdaq Global Select Market or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Common Stock System is open for trading.

3)	Eligibility.
(a)	Offering Periods. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan.
(b)
Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% (five percent) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds $25,000 (twenty-five thousand dollars) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4)
Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1 and January 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5)	Participation.
(a)
Offering Periods. An Eligible Employee may become a participant in the Plan by completing a subscription agreement in the form provided by the Company authorizing payroll deductions and filing it with the Company’s payroll office at least 5 (five) days prior to the applicable Offering Date or as otherwise determined by the Administrator.

(b)
Payroll Deductions. Payroll deductions for a participant shall commence on the first pay day following the first day of the applicable Offering Period and shall end on the last pay day in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 11 hereof. If payroll deductions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Administrator in its discretion), the Administrator may require participants to contribute to the Plan by such other means as determined by the Administrator. Any reference to “payroll deductions” in Section 6 (or in any other section of the Plan) will similarly cover contributions by other means made pursuant to this Section 5.

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6)	Payroll Deductions.
(a)
At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% (ten percent) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period or Purchase Period, as the case may be. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 11 hereof.

(b)
Payroll deductions for a participant shall commence on the first pay day following the Offering Date and shall end on the last pay day in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 11 hereof, for any Offering Period as determined.

(c)
All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(d)
A participant may discontinue his or her participation in the Plan as provided in Section 11 hereof, or may decrease, but not increase, the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following 5 (five) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

(e)
Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11 hereof.

7)
Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 1,500 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 20), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b), 7 and 12 hereof. The Eligible Employee may accept the grant of such option by turning in a completed subscription agreement to the Company at least 5 (five) days prior to an Offering Date or as otherwise determined by the Administrator. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 11 hereof. The option shall expire on the last day of the Offering Period.

8)	Exercise of Option.
(a)
Unless a participant withdraws from the Plan as provided in Section 11 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Unless otherwise determined by the Administrator in advance of an Offering Period, any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 11 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)
If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common

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Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.
9)
Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

10)
Tax Withholding. At the time the participant realizes income in connection with the Plan, the participant must make adequate provision for the U.S. and non-U.S. federal, state, local or other tax withholding obligations, if any, of the Company or (if different) the Subsidiary or Affiliate employing the participant. At any time, the Company and/or the applicable Subsidiary or Affiliate may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company and/or the applicable Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding that the Company or the Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any Common Stock under the Plan until such obligations are satisfied.

11)	Withdrawal.
(a)
A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving a written notice to the Company in the form provided by the Company. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b)
A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

12)
Termination of Employment. In the event a participant ceases to be an Eligible Employee of the Company or any Designated Company, as applicable, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 16 hereof, and such participant’s option will be automatically terminated.

13)	Interest. No interest shall accrue on the payroll deductions of a participant in the Plan, unless otherwise required under applicable law.
14)	Stock.
(a)
Subject to adjustment upon changes in capitalization of the Company as provided in Section 20 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 20,850,000 shares.

(b)
Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

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(c)	Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.
15)
Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, and to adjudicate all disputed claims filed under the Plan. The Administrator shall also have full and exclusive discretionary authority to accommodate the specific requirements of local laws, regulations and procedures for jurisdictions outside the U.S., and to adopt special rules or sub-plans applicable to employees of a particular Designated Company, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Company has employees, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions or contribution by other means, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423(b) of the Code, the employees subject to such special rules or sub-plans will participate in the Non-423 Component. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

16)	Designation of Beneficiary.
(a)
A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)
Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)
All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time. For participants outside the U.S., the designation of beneficiary is subject to the Administrator’s prior approval.

17)
Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 16 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11 hereof.

18)
Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions, unless otherwise required under applicable law. Until shares are issued, participants shall only have the rights of an unsecured creditor.

19)
Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

20)	Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change-in-Control.
(a)
Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Sections 3(b), and 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that

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conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.
(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a New Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least 10 (ten) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

(c)
Merger or Change-of-Control. In the event of a merger or Change-of-Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change-of-Control. The Administrator shall notify each participant in writing, at least 10 (ten) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

21)	Amendment or Termination.
(a)
The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 20 and this Section 21 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)
Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)
In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)	increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(ii)	shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and
(iii)	allocating shares.
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Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.
22)
Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

23)
Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

24)
Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 21 hereof.

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Appendix B
HARMONIC INC.

1995 STOCK PLAN

(Amended and Restated,   , 2024)
1)	Purposes of the Plan. The purposes of this Stock Plan are:
(a)	to attract and retain the best available personnel for positions of substantial responsibility,
(b)	to provide additional incentive to Employees and Consultants, and
(c)	to promote the success of the Company’s business.

Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units, as determined by the Administrator at the time of grant.

2)	Definitions. As used herein, the following definitions shall apply:
(a)	“Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
(b)	“Applicable Laws” means the legal requirements relating to the administration of equity compensation plans under state corporate and securities laws and the Code.
(c)
“Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Administrator shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

(d)	“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units.
(e)
“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)	“Awarded Stock” means the Common Stock subject to an Award.
(g)	“Board” means the Board of Directors of the Company.
(h)	“Cash Position” means the Company’s level of cash and cash equivalents.
(i)	“Code” means the Internal Revenue Code of 1986, as amended.
(j)	“Committee” means a Committee of Board members appointed by the Board in accordance with Section 4 of the Plan.
(k)	“Common Stock” means the Common Stock of the Company.
(l)	“Company” means Harmonic Inc., a Delaware corporation.
(m)	“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.
(n)
“Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized

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representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.
(o)	“Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 15.
(p)	“Director” means a member of the Board.
(q)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
(r)
“Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(s)
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(t)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(u)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported); or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
(v)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(w)
“Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Administrator shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

(x)	“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(y)	“Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.
(z)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(aa)
“Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

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(bb)	“Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.
(cc)	“Option” means a stock option granted pursuant to the Plan.
(dd)
“Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(ee)	“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(ff)	“Participant” means the holder of an outstanding Award granted under the Plan.
(gg)	“Performance Share” means a performance share Award granted to a Participant pursuant to Section 13.
(hh)	“Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 14.
(ii)	“Plan” means this Harmonic Inc. 1995 Stock Plan.
(jj)	“Restricted Stock” means Shares granted pursuant to Section 12 of the Plan.
(kk)
“Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(ll)	“Return on Equity” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.
(mm)
“Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business units, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(nn)	“Rule l6b-3” means Rule l6b-3 of the Exchange Act or any successor to Rule l6b-3, as in effect when discretion is being exercised with respect to the Plan.
(oo)	“Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.
(pp)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 17 of the Plan.
(qq)	“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 11 hereof.
(rr)	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ss)	“Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.
3)	Stock Subject to the Plan.
(a)
General. Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 59,900,000 Shares, plus any shares subject to options under the Company’s 1999 Non-Statutory Stock Plan that were outstanding as of May 27, 2004 that expire unexercised, up to an additional maximum of 1,800,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)
Full Value Awards. Any Shares subject to Awards granted with an exercise price less than the Fair Market Value on the grant date of grant will be counted against the numerical limits of this Section 3 as (a) one and one-half (1.5) Shares for every one (1) Share subject thereto with respect to any such Award granted prior to June 5, 2019 and (b) one (1) Share for every one (1) Share subject thereto with respect to any such Award granted on or after June 5, 2019. Further, if Shares subject to any such Award do not vest and therefore are forfeited to or repurchased by the Company and would therefore return to the Plan pursuant to Section 3(c), (a) one and one-half (1.5) times the number of Shares so forfeited or repurchased with respect to any such Award granted prior to June 5, 2019 and (b) one (1) times the number of Shares with respect to any such Award granted on or after June 5, 2019 will return to the Plan and will again become available for issuance.

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(c)
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock. Restricted Stock Units, Performance Shares, Performance Units or Deferred Stock Units, is forfeited to or repurchased by the Company by virtue of it not vesting, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Deferred Stock Units are repurchased by the Company or are forfeited to the Company by virtue of their not vesting, such Shares will become available for future grant under the Plan. Shares used to pay the withholding tax related to an Award or to pay for the exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3 (c), subject to adjustment provided in Section 17(a), the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

4)	Administration of the Plan.
(a)	Procedure.
(i)	Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees or Consultants.
(ii)
Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder on or before November 2, 2017 as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)	Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.
(b)
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value of the Common Stock, in accordance with Section 2(u) of the Plan;
(ii)	to select the Consultants and Employees to whom Awards may be granted hereunder;
(iii)	to determine whether and to what extent Awards or any combination thereof, are granted hereunder;
(iv)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(v)	to approve forms of agreement for use under the Plan;
(vi)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; but in no event may dividends be paid with respect to Awards prior to those Awards vesting;

(vii)	to construe and interpret the terms of the Plan and Awards;
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(viii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)
to modify or amend each Award (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;
(xi)
to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise, vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value not in excess of the maximum statutory amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)	to determine the terms and restrictions applicable to Awards; and
(xiii)	to make all other determinations deemed necessary or advisable for administering the Plan.
(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.
5)
Eligibility. Restricted Stock, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6)	Limitations.
(a)
Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

(i)	of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Parent or Subsidiary, which
(ii)	become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)
(iii)
exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b)
Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment at any time, with or without cause or notice.

(c)	The following limitations shall apply to Awards granted under the Plan:
(i)	No Participant shall be granted, in any fiscal year of the Company, Options and Stock Appreciation Rights to purchase more than 800,000 Shares.
(ii)	No Participant shall be granted, in any fiscal year of the Company, Restricted Shares and Performance Shares covering more than 800,000 Shares.
(iii)	The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 17.
7)	Term of Plan. Unless terminated earlier, the Plan shall continue in effect until March 1, 2030.
8)	Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in no event shall the term
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be more than: (i) ten (10) years from the date of grant for options granted prior to the 2012 annual meeting of stockholders; and (ii) seven (7) years from the date of grant for options granted on or following the 2012 annual meeting of stockholders. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.
9)	Option Exercise Price and Consideration.
(a)	Exercise Price; No Exchange Program. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
(i)	In the case of an Incentive Stock Option
1.
granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

2.
granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)	In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.
(iii)
Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(iv)
The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for cash, an Option, SAR or other Award.

(b)
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

(c)
Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

(i)	cash;
(ii)	check;
(iii)
other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for any time required by the Administrator to avoid adverse financial accounting consequences, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)
delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price;

(v)	any combination of the foregoing methods of payment; or
(vi)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
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10)	Exercise of Option.
(a)
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

(i)	An Option may not be exercised for a fraction of a Share.
(ii)
An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 17 of the Plan.

(iii)
Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)
Termination of Employment or Consulting Relationship. Upon termination of a Participant’s Continuous Status as an Employee or Consultant, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Participant was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three months following the Participant’s termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed three months from the date of termination. If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)
Disability of Participant. In the event that a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)
Death of Participant. In the event of the death of a Participant, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the Option at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11)	Stock Appreciation Rights.
(a)
Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

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(b)
Exercise Price and other Terms; No Exchange Program. Subject to Section 6(c) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that: (i) no SAR granted prior to the 2012 annual meeting of stockholders may have a term of more than ten (10) years from the date of grant, (ii) no SAR granted on or following the 2012 annual meeting of stockholders may have a term of more than seven (7) years from the date of grant, and (iii) the per share exercise price of a SAR shall be no less than 100% of the Fair Market Value per share on the grant date. Notwithstanding the foregoing, SARs may be granted with a per share exercise price of less than 100% of the Fair Market Value per share on the date of grant pursuant to a merger or other corporate transaction. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for cash, an Option, SAR or other Award. No dividends may be paid with respect to any SAR prior to the SAR vesting.

(c)	Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(i)	the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)	the number of Shares with respect to which the SAR is exercised.
(d)	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof
(e)
SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)	Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.
(g)
Termination of Employment or Consulting Relationship. Upon termination of a Participant’s Continuous Status as an Employee or Consultant, other than upon the Participant’s death or Disability, the Participant may exercise his or her SAR, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Participant was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the SAR shall remain exercisable for three months following the Participant’s termination of Continuous Status as an Employee or Consultant. If, at the date of termination, the Participant is not entitled to exercise his or her entire SAR, the Shares covered by the unexercisable portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(h)
Disability of Participant. In the event that a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her SAR at any time within twelve (12) months from the date of such termination, but only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such SAR as set forth in the Notice of Grant). If, at the date of termination, the Participant is not entitled to exercise his or her entire SAR, the Shares covered by the unexercisable portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(i)
Death of Participant. In the event of the death of a Participant, the SAR may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such SAR as set forth in the Notice of Grant), by the Participant’s estate or by a person who acquired the right to exercise the SAR by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the SAR at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire SAR, the Shares covered by the unexercisable portion of the SAR shall immediately revert to the Plan. If, after death, the Participant’s estate or a person who acquired the right to exercise the SAR by bequest or inheritance does not exercise the SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

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12)	Restricted Stock.
(a)
Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant (subject to the annual limitation under Section 6(c)(ii) of the Plan), and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock. Restricted Stock shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the units to acquire Shares.

(b)
Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded. The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)
Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

13)	Performance Shares.
(a)
Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant (subject to the annual limitation under Section 6(c)(ii) of the Plan), and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the units to acquire Shares.

(b)
Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)
Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

14)	Performance Units.
(a)
Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units/rights to acquire Shares. Each such unit/right shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Performance Units or the cash payable thereunder.

B-9

(b)
Number of Performance Units. The Administrator will have complete discretion in determining the number of Performance Units granted to any Participant, provided that during any fiscal year of the Company, no Participant shall receive Performance Units having an initial value greater than $1,000,000, except that such Participant may receive Performance Units in a fiscal year of the Company in which his or her service as a Participant first commences with an initial value no greater than $2,000,000.

(c)
Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the Shares awarded shall bear such legends as shall be determined by the Administrator.

(d)
Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

15)	Deferred Stock Units.
(a)
Description. Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

(b)	Annual Limits. Deferred Stock Units shall be subject to the annual limits applicable to the underlying Restricted Stock, Performance Share or Performance Unit Award.
16)
Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. In no event shall an Award be transferred to a third party for value, unless previously approved by the Company’s stockholders.

17)	Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
(a)
Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the annual share issuance limits under Sections 6(c), 12(a) and 13(a) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

B-10

(c)	Merger or Asset Sale.
(i)
Stock Options and SARs. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(ii)
Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

18)
Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

19)	Amendment and Termination of the Plan.
(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b)
Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

B-11

(c)
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

20)	Conditions Upon Issuance of Shares.
(a)
Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)
Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21)	Liability of Company.
(a)
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)
Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 19(b) of the Plan.

22)	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
B-12

HARMONIC INC.
2590 ORCHARD PARKWAY
SAN JOSE, CA 95131

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The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Patrick Gallagher	☐	☐	☐
1b. Nimrod Ben-Natan	☐	☐	☐
1c. Deborah L. Clifford	☐	☐	☐
1d. Stephanie Copeland	☐	☐	☐
1e. Dana Crandall	☐	☐	☐
1f. David Krall	☐	☐	☐
1g. Mitzi Reaugh	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000645444_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

HARMONIC INC.
Annual Meeting of Stockholders
June 11, 2024, 9:00 a.m. Pacific Time

Via the Internet at www.virtualshareholdermeeting.com/HLIT2024
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of Harmonic Inc., a Delaware corporation (the "Company"), hereby appoints Walter Jankovic and Timothy Chu, and each or either of them, as proxies of the undersigned, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 11, 2024, held live via webcast www.virtualshareholdermeeting.com/HLIT2024 or at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on matters set forth on the reverse side of this ballot.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the shares will be voted FOR all nominees and FOR all other proposals described herein, in accordance with the recommendations of the Board of Directors, and with respect to any other materials that properly come before the Annual Meeting, as the proxy holders may determine in their discretion.

0000645444_2 R1.0.0.6

Continued and to be signed on reverse side